Chartwell Large Cap Core Fund
                    (formerly Chartwell Large Cap Value Fund)
                         Chartwell Small Cap Value Fund

                               Investment Advisor:
                          Chartwell Investment Partners

                         The Advisors' Inner Circle Fund

                            Advisor Class Prospectus
                                  March 1, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                         Page

FUND HISTORY............................................................... 1
FUND OVERVIEW.............................................................. 1
         Investment Objectives............................................. 1
         Principal Investment Strategies................................... 1
         Overview of Risks of Investing.................................... 2
         Who May Want to Invest............................................ 2
PERFORMANCE................................................................ 2
FEES AND EXPENSES.......................................................... 2
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS...................... 6
MANAGEMENT OF THE FUNDS.................................................... 7
         The Advisor....................................................... 7
         The Portfolio Managers............................................ 8
ACCOUNT INFORMATION........................................................10
         When the Funds' Shares are Priced.................................10
         How the Funds' Shares are Priced..................................10
HOW TO INVEST..............................................................10
         Opening a New Account.............................................10
         How to Make Purchases.............................................11
         Selling Your Shares...............................................13
         Other Policies....................................................15
EARNINGS AND TAXES.........................................................17
         Dividends and Distributions.......................................17
         Taxes    .........................................................17
RULE 12B-1 FEES............................................................18
MULTIPLE CLASS INFORMATION.................................................18
FINANCIAL HIGHLIGHTS.......................................................19

This Prospectus sets forth basic information about the Advisor Class of the Funds that you should know before investing. It should be read and retained for future reference.

More detailed information on all subjects covered in this prospectus is contained in the Funds' Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.

                                  FUND HISTORY


Each of the Funds has been established as part of a reorganization that was completed on December 9, 2002 ("Reorganization"). As a result of the Reorganization, the Chartwell Large Cap Core Fund and Chartwell Small Cap Value Fund became the successors to the Advisors Series Trust Chartwell Large Cap Value Fund and Advisors Series Trust Chartwell Small Cap Value Fund, respectively (each a "Predecessor Fund" and, collectively, the "Predecessor Funds"). Each Fund is the successor to its corresponding Predecessor Fund's performance and financial history, and the "Performance" section for each Fund reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization. Each Fund has investment objectives and policies that are identical or substantially similar to those of the corresponding Predecessor Fund, although each Fund has different fee and expense arrangements. The Funds are managed by Chartwell Investment Partners ("Advisor"), the investment advisor that managed the Predecessor Funds.



                                  FUND OVERVIEW

Investment Objectives

Each Fund's investment objective is growth of capital, with a secondary objective to provide current income.

Principal Investment Strategies

Large Cap Core Fund: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders.

The Fund's Advisor applies proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify inexpensive, yet financially strong companies that the Advisor believes exhibit an improved fundamental outlook. The Fund's Advisor then conducts fundamental analysis to independently assess a company's intrinsic value. In addition, the Advisor seeks equity securities of companies that it believes have had or are undergoing a major fundamental change or other catalyst, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

Small Cap Value Fund: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders.

The Fund's Advisor analyzes companies within this capitalization range and identifies reasonably-priced smaller companies which are at the lower end of their historical valuation ranges. The Advisor looks for companies with strong business prospects and potential change factors that are likely to increase the market's interest in the stock.

Under normal market conditions, each Fund will stay as fully invested as possible. Both U.S. and foreign stocks may be purchased by the Funds. Foreign stocks will be U.S. dollar-denominated.

Overview of Risks of Investing

You may lose money by investing in the Funds. Other principal risks you should consider include:

Equity Security Risk - Since both Funds invest in equity securities, the Funds are subject to the risk that prices of equity securities will fall over short or extended periods of time.

Market Decline - A company's stock price or the overall stock market may experience a sudden decline.

Small Company Risk - The Small Cap Value Fund invests in equity securities of smaller companies. Equity securities of smaller companies may involve greater volatility and liquidity risks.

Foreign Security Risk - Both Funds may invest in U.S. dollar-denominated equity securities of foreign companies. Equity securities of foreign companies may involve greater volatility and political and economic risks.

Who May Want to Invest

The Funds are intended for investors who:

o    Are willing to hold their shares for a long period of time;

o Are diversifying their investment portfolio by investing in a mutual fund that concentrates in large-cap companies or small-cap companies; and/or

o Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

                                   PERFORMANCE


The following bar chart and performance table reflect historical performance data for each Fund. The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Funds. Of course, the Funds' past performance shown does not necessarily indicate how either Fund will perform in the future.


Large Cap Core Fund

This bar chart shows the changes in the performance of Advisor Class shares of the Large Cap Core Fund for the most recent calendar year.

2003:   21.25%

During the period of time displayed in the bar chart above, the Fund's best quarter was 06/30/03, up 17.66% and the worst quarter was 03/31/03, down -7.11%.


The table below compares the Fund's average annual total returns for the Advisor Class shares for the periods ended December 31, 2003, on a before-tax and after-tax basis, to those of the S&P 500 Index.

Average Annual Total Returns
as of December 31, 2003


                                                      1 Year    Since Inception*
                                                      ------    ----------------

 Large Cap Core Fund

    Return Before Taxes                               21.25%            -5.00%

    Return After Taxes on Distributions               20.72%            -5.72%

    Return After Taxes on Distributions and           14.49%            -4.56%
    Sale of Shares**

S&P 500 Index (reflects no fees, expenses, or         28.69%            -0.02%
    taxes)***

* The inception date of the Advisor Class Shares of the Predecessor Fund was March, 1 2002. Index comparisions begin on March 31, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.

Small Cap Value Fund

This bar chart shows the changes in the performance of Advisor Class shares of the Small Cap Value Fund for the most recent calendar year..


2003:  27.97%




During the period of time displayed in the bar chart above the Fund's best quarter was 06/30/03, up 14.84% and the worst quarter was 03/31/03, down -8.24%.

The table below compares the Fund's average annual total returns for the Advisor Class shares for the periods ended December 31, 2003, on a before-tax and after-tax basis, to those of the S&P 500 Index, Russell 2000 Value Index and Lipper Small Cap Value Fund Average.



Average Annual Total Returns
as of December 31, 2003

                                                      1 Year    Since Inception*
                                                      ------    ----------------

Small Cap Value Fund

    Return Before Taxes                               27.97%            4.40%

    Return After Taxes on Distributions**             27.95%            4.08%

    Return After Taxes on Distributions and           18.21%            3.60%
       Sale of Shares

S&P 500 Index (reflects no fees, expenses, or         28.69%            -0.02%
    taxes)***

The Russell 2000 Value Index (reflects no fees,       46.03%            9.94%
    expenses, or taxes)****

Lipper Small Cap Value Fund Average (reflects no      42.88%            8.64%
    fees, expenses, or taxes)*****


* The inception date of the Advisor Class Shares of the Predecessor Fund was March, 1 2002. Index comparisions begin on March 31, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.

**** The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies included in the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S.

***** The Lipper Small Cap Value Fund Average represents an average of small-cap value funds with similar investment objectives as the Small Cap Value Fund.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Funds.

Shareholder Fees
(fees paid directly from your investment) ................. None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Large Cap Core Fund  Small Cap Value Fund
                                                      -------------------  --------------------


Investment Advisory Fees                                    0.50%                 0.80%
Distribution and Services (12b-1) Fees                      0.25%                 0.25%
Other Expenses                                              0.72%                 0.63%
Total Fund Operating Expenses                               1.47%                 1.68%
Fee Reduction and/or Expense Reimbursement                 (0.47)%               (0.33)%
Net Expenses*                                               1.00%                 1.35%



* The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Annual Fund Operating Expenses of Advisor Class shares do not exceed 1.00% for the Large Cap Core Fund and 1.35% for the Small Cap Value Fund. This contract may only be terminated with the approval of the Board of Trustees.

Example


This example is intended to help you compare the costs of investing in the Advisor Class shares of the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the

Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year      3 years       5 years       10 years
                                ------      -------       -------       --------


   Large Cap Core Fund           $102         $318          $552         $1,225

   Small Cap Value Fund          $137         $428          $739         $1,624



              INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

Each Fund's investment objective is growth of capital, with income as a secondary objective.

The LARGE CAP CORE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders. The Fund's Advisor applies proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify inexpensive, yet financially strong companies that the Advisor believes exhibit an improved fundamental outlook. The Fund's Advisor then conducts fundamental analysis to independently assess a company's intrinsic value. In addition, the Advisor seeks equity securities of companies which have or are undergoing a major fundamental change or other catalyst, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk.

In reviewing securities for a possible sale, the Advisor looks at factors such as valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision.

The SMALL CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders. This group of equity securities is screened first for factors such as sufficient liquidity and adequate data availability. In addition, these equity securities are screened for a valuation discount to that of the Russell 2000 Index, a well known index of 2,000 smaller U.S. companies.

The Advisor then analyzes company histories to identify those equity securities that are priced at the lower end of their historical valuation ranges. The Advisor's research then concentrates on multiple valuation measures along with historical return, margin, balance sheet and growth data. In addition, the Advisor makes an effort to uncover the causes of the perceived undervaluation by looking at factors such as management conditions, profit margins, cost pressures, competitive deficiencies, market perceptions or disappointments in growth. The Advisor then evaluates company business prospects in an attempt to isolate equity securities it believes are undervalued and have potential for appreciation, as opposed to those which are merely inexpensive and it believes do not hold much real value based on simple valuation measures such as price-to-earnings ratios. As is the case with the Large Cap Core Fund, the Advisor also seeks equity securities of companies which have had or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities.

Factors the Advisor considers in determining when to sell equity securities include valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision. A change in the market capitalization of an equity security outside of the large or small cap ranges defined in this prospectus would not necessarily cause the Advisor to sell the equity securities.

Defensive Investments. Although each Fund will normally stay fully invested, it is possible that a Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, a Fund may not be pursuing its investment objectives.

Principal Risks of Investing in the Funds

These are the principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Securities Risk. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause its net asset value to fluctuate. An investment in a portfolio of equity securities, such as the Funds, may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Smaller Companies Risk. The Small Cap Value Fund may invest in smaller companies. Investing in such companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Stocks of these companies may have limited market liquidity and their prices may be more volatile.

Foreign Securities Risk. Both Funds may invest in U.S. dollar-denominated securities of foreign companies. Investing in foreign securities may involve greater risks, including (1) economic and political instability, (2) less publicly available information, (3) less strict auditing and financial reporting requirements, (4) currency fluctuations, (5) less governmental supervision and regulation of securities markets and (6) greater possibility of not being able to sell securities on a timely basis.

                             MANAGEMENT OF THE FUNDS

The Advisor


The Funds' Advisor, Chartwell Investment Partners, provides individual and institutional investment management services to clients with assets of approximately $6.8 billion. The Advisor's address is 1235 Westlakes Drive,
Suite 400, Berwyn, PA 19312. The Advisor is responsible for formulating and implementing the Funds' investments. The Advisor furnishes the Funds with office space and certain administrative services. As compensation for the services it receives, the Large Cap Core Fund pays the Advisor a monthly advisory fee at the annual rate of 0.50% of its average daily net assets and the Small Cap Value Fund pays a monthly fee at the annual rate of 0.80% of its average daily net assets. For the fiscal period from December 7, 2002 through October 31, 2003, the Large Cap Core Fund paid 0.03% and the Small Cap Value Fund paid 0.47% of its average daily net assets in advisory fees to the Advisor.


The Portfolio Managers

Large Cap Core Fund. Mr. George H. Burwell, CFA is principally responsible for the day-to-day management of this Fund's portfolio. Mr. Burwell is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Burwell was Vice President and Senior Portfolio Manager at Merrill Lynch Investment Management from 1999 to 2001 and Senior Portfolio Manager at Delaware Investments from 1992 to 1999.


Performance of Comparable Accounts

The information set forth below represents the performance of various other mutual funds and private accounts managed by Mr. Burwell in a manner substantially similar to the current strategy of the Large Cap Core Fund.
Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Large Cap Core Fund. Each table compares the average annual total returns of other mutual funds and private accounts managed by Mr. Burwell to the S&P 500 Index, an unmanaged index generally representative of the market for stocks of large U.S. companies.

The performance information shown below from January 1, 1994 through March 31, 1999 is the performance of the Devon Fund, a registered mutual fund managed principally by Mr. Burwell while at Delaware Investment Advisers. The Devon Fund had substantially similar investment objectives, policies and strategies as, but different fees and expenses than, the Large Cap Core Fund.

This chart does not show the performance of the Large Cap Core Fund. It shows the performance of a similar account managed by Mr. Burwell.


              ------------------- ------------- ------------ ------------- ------------ ---------------
                                     First        Second        Third        Fourth         Total
                     Year           Quarter       Quarter      Quarter       Quarter         Year
              ------------------- ------------- ------------ ------------- ------------ ---------------

              1994(1)             -0.10%        2.90%        4.97%         -2.11%       5.63%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index       -3.79%        0.42%        4.89%         -0.02%       1.32%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              1995(1)             9.12%         6.20%        8.70%         7.52%        35.44%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index       9.74%         9.55%        7.95%          6.02%       37.58%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              1996(1)             2.42%         6.73%        3.27%          8.86%       22.90%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index       5.37%         4.49%        3.09%          8.34%       22.96%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              1997(1)             1.38%         14.23%       10.39%        5.55%        34.93%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index       2.68%         17.46%        7.49%        2.87%        33.36%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              1998(1)             11.66%        -0.39%       -8.98%        20.68%       22.16%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index       13.95%         3.30%       -9.95%        21.30%       28.58%

              ------------------- ------------- ------------ ------------- ------------ ---------------

              1999(1)              -8.49%         N/A          N/A           N/A          N/A

              ------------------- ------------- ------------ ------------- ------------ ---------------

              S&P 500 Index          4.98%        N/A          N/A           N/A          N/A

              ------------------- ------------- ------------ ------------- ------------ ---------------


1 The performance information shown (calculated in accordance with SEC standards) is of the Devon Fund, a comparable fund managed by Mr. Burwell, after the Devon Fund's advisory fees, operating expenses, including custody fees and other expenses normally paid by mutual funds and sales loads, if applicable, have been deducted.

The performance shown below from July 1, 1999 through March 31, 2001 is the performance of the Disciplined Equity Fund, a registered mutual fund managed principally by Mr. Burwell while at Merrill Lynch Investment Management. The Disciplined Equity Fund had substantially similar investment objectives, policies and strategies as, but different fees and expenses than, the Large Cap Core Fund. The performance information shown below from April 1, 2001 through September 30, 2003 is the composite performance of all of the Disciplined Core private accounts managed by Mr. Burwell while at Chartwell Investment Partners. These accounts all had substantially similar investment objectives, policies and strategies as the Large Cap Core Fund, but were not registered as mutual funds and therefore were not subject to the same investment and operational restrictions or fees and expenses as the Large Cap Core Fund. If they had been, performance for the Disciplined Core private accounts would have been lower.

This chart does not show the performance of the Large Cap Core Fund. It shows the performance of similar accounts managed by Mr. Burwell.



             -------------------- ------------- ------------- ------------ ------------- --------------
                                  First         Second        Third        Fourth        Total
             Year                 Quarter       Quarter       Quarter      Quarter       Year
             -------------------- ------------- ------------- ------------ ------------- --------------

             1999(1)              N/A           N/A           -11.11%       11.24%       N/A

             -------------------- ------------- ------------- ------------ ------------- --------------

             S&P 500 Index        N/A           N/A           4.98%        7.05%          N/A

             -------------------- ------------- ------------- ------------ ------------- --------------

             2000(1)              2.67%         2.31%         2.65%        2.68%         10.73%

             -------------------- ------------- ------------- ------------ ------------- --------------

             S&P 500 Index        2.29%         -2.66%        -0.97%       -7.83%         -9.11%

             -------------------- ------------- ------------- ------------ ------------- --------------

             2001(2)              -6.17%         6.90%         -9.43%      13.41%         3.03%

             -------------------- ------------- ------------- ------------ ------------- --------------

             S&P 500 Index         -11.86%      5.85%         -14.68%      10.69%       -11.88%

             -------------------- ------------- ------------- ------------ ------------- --------------

             2002(2)                -1.67%    -14.92%         -10.15%       4.15%        -21.71%

             -------------------- ------------- ------------- ------------ ------------- --------------

             S&P 500 Index         0.28%         -13.40%       -17.28%     8.44%        -22.10%

             -------------------- ------------- ------------- ------------ ------------- --------------

             2003(2)              -2.24           15.77%         3.74%       N/A           N/A

             -------------------- ------------- ------------- ------------ ------------- --------------

             S&P 500 Index         -3.15%        15.39%          2.65%     N/A            N/A

             -------------------- ------------- ------------- ------------ ------------- --------------



1 The performance information shown from July 1, 1999 through March 31, 2001 (calculated in accordance with SEC standards) shows the performance of the Disciplined Equity Fund, a comparable fund managed by Mr. Burwell, after the Disciplined Equity Fund's advisory fees, operating expenses, including custody fees and other expenses normally paid by mutual funds and sales loads, if applicable, have been deducted.

2 The performance information shown from April 1, 2001 through September 30, 2003 shows the performance of a composite of comparable private accounts managed by Mr. Burwell after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Fund's fees and expenses are generally expected to be higher than those of the private accounts. If the Fund's fees and expenses had been imposed on the private accounts, the performance of the private accounts would have been lower. The composite does not reflect custody fees or other expenses, including sales loads, normally paid by mutual funds. These accounts were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed could have adversely affected the performance.

Small Cap Value Fund. Mr. David C. Dalrymple, CFA, together with Mr. Bob Zenouzi are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Dalrymple is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Dalrymple was a Portfolio Manager at Delaware Investment Advisers from 1991 to 1997. Mr. Zenouzi is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Zenouzi was a Portfolio Manager at Delaware Investment Advisors from 1992 to 2001.

                               ACCOUNT INFORMATION

When the Funds' Shares are Priced


Each Fund calculates NAV once each day on any day that the NYSE is open for business (a "Business Day")as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


How the Funds' Shares are Priced

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Each Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

                                  HOW TO INVEST

Opening a New Account

The following types of investors may qualify to purchase Advisor Class shares of each Fund:

o        Registered investment advisers;
o        401(k) plans;
o        Other financial intermediaries;
o Institutional investors purchasing more than $1 million of Advisor Class shares; and
o        Insurance Company Separate Accounts.


You may purchase Advisor Class shares by completing the Application Form that accompanies this Prospectus. If you have any questions or need further information about how to purchase shares, you may call the Funds at 866-585-6552. Please make sure to specify that you are purchasing Advisor Class shares when you place your order.

The information in this "How to Invest" section is not applicable if you are using Advisor Class shares in connection with a variable annuity contract. Please refer to your variable annuity materials for the instructions applicable to variable annuity owners.


The Funds generally do not accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.


How to Make Purchases

Shares of the Funds may be purchased by check, ACH or wire transfer. All investments must be in U.S. dollars.

         Checks. Checks must be drawn on U.S. financial institutions and made payable to "Chartwell Funds". Neither Fund accepts purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or travelers checks). Neither Fund accepts purchases made by third party checks or credit card checks.


         Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. You may call 866-585-6552 to request an ACH transaction.


         Wires. Instruct your financial institution to make Federal Funds wire payment to Forum Shareholder Services, LLC for further credit to the Chartwell Funds. Your financial institution may charge you a fee for this service. More detailed wire instructions are on the next page.

         Canceled or Failed Payments. Each Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear or is returned for insufficient funds, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.


Each Fund reserves the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


Purchases by Mail

Please complete the attached Application Form and mail it with a personal check, payable to the Chartwell Large Cap Core Fund or to the Chartwell Small Cap Value Fund at the following address:

         Mailing Address                        Overnight Address
         Chartwell Funds                        Chartwell Funds
         Forum Shareholder Services, LLC        Forum Shareholder Services, LLC
         P.O. Box 446                           Two Portland Square
         Portland, ME 04112                    Portland, ME 04101

Purchasing Shares by Wire


To place an order by wire, please call the Funds at 866-585-6552 between 8:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading.


Your bank or other financial institution may send the wire with the following instructions:

         Deutsche Bankers Trust Co., Americas
         New York, NY
         ABA # 021001033
         DDA # 01465547
         For credit to: Chartwell Large Cap Core Fund and/or Chartwell Small Cap Value Fund
         Account name (shareholder name)
         Shareholder account number

Your bank or financial institution may charge a fee for sending the wire to the Funds.

Purchasing Through an Investment Broker

You may buy and sell Advisor Class shares through the Funds' approved brokers and agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with a Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Advisor may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

Please contact your broker to see if it is an approved broker of the Advisor Class shares of the Funds and for additional information.

Minimum Investments

Your initial purchase must be at least $1,000,000. However, a Fund may waive its minimum investment requirement for purchases by certain groups or retirement plans.


Please contact the Funds at 866-585-6552 for further information. Exceptions may be made at the Funds' discretion.


Additional Investments

Additional purchases may be made in amounts of $100,000 or more. Exceptions may be made at the Funds' discretion. You may purchase additional shares of either Fund by sending a check, with the stub from your account statement, to the Funds at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

Minimum Account Balance

Due to the relatively high administrative cost of managing small accounts, if the value of your account falls below $50,000, that Fund may redeem your shares. However, each Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Funds believes this policy to be in the best interest of all shareholders.

Selling Your Shares


You may sell some or all of your Fund shares on any Business Day. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for a Fund after receiving your order. You may sell your shares by the methods discussed below or through your Broker.

Payment of Redemption Proceeds

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by a Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.


Selling Your Shares by Mail

You may redeem your shares by sending a written request to a Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Funds at:

         Mailing Address                      Overnight Address
         Chartwell Funds                      Chartwell Funds
         Forum Shareholder Services, LLC      Forum Shareholder Services, LLC
         P.O. Box 446                         Two Portland Square
         Portland , ME 04112                  Portland , ME 04101

If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

Selling Your Shares by Telephone


If you completed the "Redemption by Telephone" section of the Funds' Application Form, you may sell your shares by calling the Funds at 866-585-6552. Your redemption will be mailed or wired according to your instructions, on the next Business Day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Funds. Telephone redemptions may not be made for IRA accounts.


You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Each Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $50,000 or more

o    Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

The Funds reserve the right to require a signature guarantee(s) on all redemptions.

Other Policies

Excessive Trading


Each Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Funds can disrupt portfolio investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds reasonably believe that the trading activity in the account(s) would be disruptive to the Funds. For example, a Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Funds and/or their service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Funds and/or their service providers may not be able to detect or prevent all instances of short-term trading. For example, a Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The Funds intend to fully comply with these rules when they are adopted.


Customer Identification and Verification


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. In addition, the IRS requires that you provide the Funds or your Broker with a taxpayer identification number and other information upon opening an account. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.


However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to any corresponding tax implications.

Anti-Money Laundering Program


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


                               EARNINGS AND TAXES

Dividends and Distributions

Income dividends and capital gain distributions are normally declared and paid by each Fund to its shareholders in December of each year. The Funds may also make periodic dividend payments and distributions at other times in their discretion.

Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions whether received in cash or reinvested in additional shares. Dividends and distributions are automatically reinvested in additional shares of a Fund unless you make a written request to the Fund that you would like to receive dividends and distributions in cash.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event.

Each Fund may be able to pass along a tax credit for foreign income tax it pays. The Fund will notify you if it gives you the credit.

More information about taxes is in the Statement of Additional Information.

                                 RULE 12b-1 FEES

Each Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares and for services provided to its shareholders. The distribution and service fee is 0.25% of a Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment in Advisor Class shares of the Funds and may cost you more than paying other types of sales charges.

                           MULTIPLE CLASS INFORMATION

The Funds offer two classes of shares - the Institutional Class and the Advisor Class. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for investment advisory services. Accordingly, the core investment advisory expenses do not vary by class.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Advisor Class shares of the Funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single Advisor Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds assuming all dividends and distributions were reinvested. The information below relates to the Chartwell Large Cap Value Fund, the Chartwell Small Cap Fund and the Predecessor Funds. The Advisors' Inner Circle Fund Chartwell Large Cap Core Fund and Chartwell Small Cap Value Fund reorganized and acquired all of the assets of the Predecessor Funds on December 9, 2002. The information provided below for the fiscal year period from December 7, 2002 to October 31, 2003 has been audited by KPMG LLP, independent auditors for the Funds. The information for the prior periods has been audited by the independent accounting firm for the Predecessor Funds. The financial statements and the unqualified opinion of KPMG LLP for the fiscal period ended October 31, 2003 are included in the annual report of the Funds which is available upon request by calling the Funds at 866-585-6552.


                          CHARTWELL LARGE CAP CORE FUND

                 For a share outstanding throughout each period

-------------------------------------------------------- ---------------- --------------- ----------------


                                                             12/7/02          9/1/02
                                                             through         through          3/1/02++
                                                            10/31/03         12/6/02*     through 8/31/02
-------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, beginning of period                          $8.16           $8.64           $10.57
-------------------------------------------------------- ---------------- --------------- ----------------
Income from investment operations:                           0.11(2)           0.04            0.05
     Net investment income
     Net realized and unrealized (loss)/gain on
     investments
-------------------------------------------------------- ---------------- --------------- ----------------
                                                             0.88(2)          (0.52)          (1.98)
-------------------------------------------------------- ---------------- --------------- ----------------
Total from investment operations                              0.99            (0.48)           1.93
-------------------------------------------------------- ---------------- --------------- ----------------
Less dividends:
     From net investment income                              (0.20)             -                -
-------------------------------------------------------- ---------------- --------------- ----------------
Total dividends                                              (0.20)             -                -
-------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, end of period                                $8.95           $8.16            $8.64
-------------------------------------------------------- ---------------- --------------- ----------------
Total return + (1)                                           12.46%          (5.56)%          (18.26)%
-------------------------------------------------------- ---------------- --------------- ----------------
Ratios/supplemental data:                                      $1               $1              $1
     Net assets, end of period (thousands)
-------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets:                     1.47%**         1.81%**          1.53%**
     Before expense waiver and/or  reimbursement
     After expense waiver and/or reimbursement
-------------------------------------------------------- ---------------- --------------- ----------------

                                                             1.00%**         1.00%**          1.00%**
-------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment income to                            1.54%**         2.12%**          1.14%**
average net assets:
     After expense waiver and/or reimbursement
-------------------------------------------------------- ---------------- --------------- ----------------
Portfolio turnover rate                                      183.74%          65.60%          190.54%

-------------------------------------------------------- ---------------- --------------- ----------------


+    Not Annualized.

* After the close of business on December 6, 2002, the Advisors' Inner Circle Fund Chartwell Large Cap Core Fund acquired the assets of the AST Chartwell Large Cap Value Fund. The operations of the Advisors' Inner Circle Fund Chartwell Large Cap Core Fund prior to acquisition were those of the predecessor fund, AST Chartwell Large Cap Value Fund.

**   Annualized.

++   Commencement of operations for Advisor Class shares.

(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the period.

(2) Per share net investment income and net realized and unrealized gain/(loss) calculated using average shares.

Amounts designated as "-" are either $0 or have been rounded to $0.

                         CHARTWELL SMALL CAP VALUE FUND

                 For a share outstanding throughout each period


-------------------------------------------------------- ---------------- --------------- ----------------

                                                            12/7/02          9/1/02
                                                            through          through         3/1/02++
                                                            10/31/03         12/6/02*     through 8/31/02
-------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, beginning of period                         $12.70           $12.98          $14.83
-------------------------------------------------------- ---------------- --------------- ----------------
Income from investment operations:                            0.01             0.01           (0.01)
     Net investment income (loss)
     Net realized and unrealized (loss)/gain on
     investments
-------------------------------------------------------- ---------------- --------------- ----------------
                                                              2.18            (0.29)          (1.84)
-------------------------------------------------------- ---------------- --------------- ----------------
Total from investment operations                              2.19            (0.28)          (1.85)
-------------------------------------------------------- ---------------- --------------- ----------------
Less dividends and distributions:                            (0.04)             -                -
     From net investment income
     From net realized gains
-------------------------------------------------------- ---------------- --------------- ----------------
                                                             (0.24)             -                -
-------------------------------------------------------- ---------------- --------------- ----------------
Total dividends and distributions                            (0.28)             -                -
-------------------------------------------------------- ---------------- --------------- ----------------
Net asset value, end of period                               $14.61           $12.70          $12.98
-------------------------------------------------------- ---------------- --------------- ----------------
Total return +(1)                                            17.65%          (2.16)%         (12.47)%
-------------------------------------------------------- ---------------- --------------- ----------------
Ratios/supplemental data:                                     $132             $113            $100
     Net assets, end of period (thousands)
-------------------------------------------------------- ---------------- --------------- ----------------
Ratio of expenses to average net assets:                     1.68%**         2.43%**          2.40%**
     Before expense waiver and/or reimbursement
     After expense waiver and/or reimbursement
-------------------------------------------------------- ---------------- --------------- ----------------
                                                             1.35%**         1.35%**          1.35%**
-------------------------------------------------------- ---------------- --------------- ----------------
Ratio of net investment loss to                              0.10%**         0.33%**         (0.14)%**
average net assets:
     After expense waiver and/or reimbursement
-------------------------------------------------------- ---------------- --------------- ----------------
Portfolio turnover rate                                      84.00%           18.39%          52.09%

-------------------------------------------------------- ---------------- --------------- ----------------


+    Not Annualized.

* After the close of business on December 6, 2002, the Advisors' Inner Circle Fund Chartwell Small Cap Value Fund acquired the assets of the AST Chartwell Small Cap Value Fund. The operations of the Advisors' Inner Circle Fund Chartwell Small Cap Value Fund prior to acquisition were those of the predecessor fund, AST Chartwell Small Cap Value Fund.

**   Annualized.

++   Commencement of operations for Advisor Class Shares

(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated.

Amounts designated as "-" are either $0 or have been rounded to $0.

Advisor
         Chartwell Investment Partners
         1235 Westlakes Drive
         Suite 400
         Berwyn, PA 19312
         866-585-6552


  Distributor
         SEI Investments Distribution Company
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

  Custodian
         Wachovia Bank, N.A.
         123 Broad Street
         Philadelphia, PA 19109

  Transfer Agent
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland , ME 04101

                          Chartwell Large Cap Core Fund
                    (formerly Chartwell Large Cap Value Fund)
                         Chartwell Small Cap Value Fund
                each a Series of The Advisors' Inner Circle Fund

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

         Chartwell Investment Partners
         1235 Westlakes Drive
         Suite 400
         Berwyn, PA 19312
         866-585-6552


You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://WWW.SEC.GOV, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o    For a fee, by electronic request at the following e-mail address:
     PUBLICINFO@SEC.GOV. (SEC File Number: 811-06400)

                          Chartwell Large Cap Core Fund
                    (formerly Chartwell Large Cap Value Fund)
                         Chartwell Small Cap Value Fund

                               Investment Advisor:
                          Chartwell Investment Partners

                         The Advisors' Inner Circle Fund


                         Institutional Class Prospectus


                                  March 1, 2004





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND HISTORY............................................................. 1

FUND OVERVIEW............................................................ 1
         Investment Objectives........................................... 1
         Principal Investment Strategies................................. 1
         Overview of Risks of Investing.................................. 2
         Who May Want to Invest.......................................... 2
PERFORMANCE.............................................................. 2
FEES AND EXPENSES........................................................ 4
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS.................... 5
MANAGEMENT OF THE FUNDS.................................................. 7
         The Advisor..................................................... 7
         The Portfolio Managers.......................................... 7
ACCOUNT INFORMATION......................................................10
         When the Funds' Shares are Priced...............................10
         How the Funds' Shares are Priced................................10
HOW TO INVEST............................................................10
         Opening a New Account...........................................10
         How to Make Purchases...........................................11
         Selling Your Shares.............................................13
         Other Policies..................................................14
EARNINGS AND TAXES.......................................................16
         Dividends and Distributions.....................................16
         Taxes    .......................................................16
MULTIPLE CLASS INFORMATION...............................................17
FINANCIAL HIGHLIGHTS.....................................................18

This Prospectus sets forth basic information about the Institutional Class of the Funds that you should know before investing. It should be read and retained for future reference.

More detailed information on all subjects covered in this prospectus is contained in the Funds' Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.

                                  FUND HISTORY


Each of the Funds has been established as part of a reorganization that was completed on December 9, 2002 ("Reorganization"). As a result of the Reorganization, the Chartwell Large Cap Core Fund and Chartwell Small Cap Value Fund became the successors to the Advisors Series Trust Chartwell Large Cap Value Fund and Advisors Series Trust Chartwell Small Cap Value Fund, respectively (each a "Predecessor Fund" and, collectively, the "Predecessor Funds"). Each Fund is the successor to its corresponding Predecessor Fund's performance and financial history, and the "Performance" section for each Fund reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization. Each Fund has investment objectives and policies that are identical or substantially similar to those of the corresponding Predecessor Fund, although each Fund has different fee and expense arrangements. The Funds are managed by Chartwell Investment Partners ("Advisor"), the investment advisor that managed the Predecessor Funds.



                                  FUND OVERVIEW

Investment Objectives

Each Fund's investment objective is growth of capital, with a secondary objective to provide current income.

Principal Investment Strategies

LARGE CAP CORE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders.

The Fund's Advisor applies proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify inexpensive, yet financially strong companies that the Advisor believes exhibit an improved fundamental outlook. The Fund's Advisor then conducts fundamental analysis to independently assess a company's intrinsic value. In addition, the Advisor seeks equity securities of companies that it believes have had or are undergoing a major fundamental change or other catalyst, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

SMALL CAP VALUE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders.

The Fund's Advisor analyzes companies within this capitalization range and identifies reasonably-priced smaller companies which are at the lower end of their historical valuation ranges. The Advisor looks for companies with strong business prospects and potential change factors that are likely to increase the market's interest in the stock.

Under normal market conditions, each Fund will stay as fully invested as possible. Both U.S. and foreign stocks may be purchased by the Funds. Foreign stocks will be U.S. dollar-denominated.

Overview of Risks of Investing

You may lose money by investing in the Funds. Other principal risks you should consider include:

Equity Security Risk - Since both Funds invest in equity securities, the Funds are subject to the risk that prices of equity securities will fall over short or extended periods of time.

Market Decline - A company's stock price or the overall stock market may experience a sudden decline.

Small Company Risk - The Small Cap Value Fund invests in equity securities of smaller companies. Equity securities of smaller companies may involve greater volatility and liquidity risks.

Foreign Security Risk - Both Funds may invest in U.S. dollar-denominated equity securities of foreign companies. Equity securities of foreign companies may involve greater volatility and political and economic risks.

Who May Want to Invest

The Funds are intended for investors who:

o        Are willing to hold their shares for a long period of time;
o Are diversifying their investment portfolio by investing in a mutual fund that concentrates in large-cap companies or small-cap companies; and/or
o Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

                                   PERFORMANCE


The following bar chart and performance table reflect historical performance data for each Fund. The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Funds. Of course, the Funds' past performance shown does not necessarily indicate how either Fund will perform in the future.


Large Cap Core Fund

This bar chart shows the changes in the performance of Institutional Class shares of the Large Cap Core Fund from calendar year to calendar year.


2000: 9.99%
====  ====
2001: -5.80%

2002: -23.40%

2003: 21.30%
====  =====

During the period of time displayed in the bar chart above, the Fund's best quarter was 06/30/03, up 17.59% and the worst quarter was 09/30/02, down -20.24%.


The table below compares the Fund's average annual total returns for the Institutional Class shares for the periods ended December 31, 2003, on a before-tax and after-tax basis, to those of the S&P 500 Index.


Average Annual Total Returns
as of December 31, 2003

                                                      1 Year    Since Inception*
                                                      ------    ----------------

Large Cap Core Fund

    Return Before Taxes                               21.30%         -0.39%
                                                      ======         ======
    Return After Taxes on Distributions**             20.73%         -0.88%
                                                      ======         ======
    Return After Taxes on Distributions and           14.57%         -0.57%
                                                      ======         ======

       Sale of Shares**

S&P 500 Index (reflects no fees, expenses, or         28.69%         -3.36%
    taxes)***                                         ======         ======

----------
* The inception date of the Institutional Class shares of the Predecessor Fund was October 1, 1999. Index comparisons begin on October 31, 1999.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
*** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.

Small Cap Value Fund

This bar chart shows the changes in the performance of Institutional Class shares of the Small Cap Value Fund from calendar year to calendar year.


2000:    32.07%
====     =====
2001:    13.25%
===============
2002:    -12.43%
2003:    28.24%
===============

During the period of time displayed in the bar chart above, the Fund's best quarter was 12/31/01, up 17.42% and the worst quarter was 09/30/02, down -19.93%.

The table below compares the Fund's average annual total returns for the Institutional Class shares for the periods ended December 31, 2003, on a before-tax and after-tax basis, to those of the S&P 500 Index, the Russell 2000 Value Index and the Lipper Small Cap Value Fund Average.


Average Annual Total Returns
as of December  31, 2003

                                                      1 Year    Since Inception*
                                                      ------    ----------------

Small Cap Value Fund

    Return Before Taxes                               28.24%            14.36%
                                                      ======            ======
    Return After Taxes on Distributions**             28.19%            13.28%
                                                      ======            ======
    Return After Taxes on Distributions and           18.43%            11.87%
       Sale of Shares**                               ======            ======

S&P 500 Index (reflects no fees, expenses, or         28.69%            -3.36%
    taxes)***                                         ======            ======

The Russell 2000 Value Index (reflects no fees,       46.03%            16.31%
    expenses, or taxes)****                           ======            ======

Lipper Small Cap Value Fund Average (reflects no      42.88%            16.18%
    fees, expenses, or taxes)*****                    ======            ======


* The inception date of the Institutional Class shares of the Predecessor Fund was October 1, 1999. Index comparisons begin on October 31, 1999.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
*** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.

**** The Russell 2000 Value Index is a market-capitalization weighted index total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies included in the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

***** The Lipper Small Cap Value Fund Average represents an average of small-cap value funds with similar investment objectives as the Small Cap Value Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds.

Shareholder Fees

(fees paid directly from your investment) ................. None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

                                  Large Cap Core Fund    Small Cap Value Fund
                                  -------------------    --------------------


Investment Advisory Fees                  0.50%                  0.80%
Other Expenses                            0.72%                  0.63%
                                         =====                  =====
Total Fund Operating Expenses             1.22%                  1.43%
                                         =====                  =====
Fee Reduction and/or
  Expense Reimbursement                  (0.47)%                (0.33)%
                                         =====                  =====
Net Expenses*                             0.75%                  1.10%
                                         =====                  =====

----------
* The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Annual Fund Operating Expenses of Institutional Class shares do not exceed 0.75% for the Large Cap Core Fund and 1.10% for the Small Cap Value Fund. This contract may only be terminated with the approval of the Board of Trustees.

Example


This example is intended to help you compare the costs of investing in the Institutional Class shares of the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year     3 years     5 years     10 years
                          ------     -------     -------     --------

Large Cap Core Fund        $ 77       $240        $417        $  930
                           ====       ====        ====        ======
Small Cap Value Fund       $112       $350        $606        $1,340
                           ====       ====        ====        ======



              INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

Each Fund's investment objective is growth of capital, with income as a secondary objective.

The LARGE CAP CORE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders. The Fund's Advisor applies proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify inexpensive, yet financially strong companies that the Advisor believes exhibit an improved fundamental outlook. The Fund's Advisor then conducts fundamental analysis to independently assess a company's intrinsic value. In addition, the Advisor seeks equity securities of companies which have or are undergoing a major fundamental change or other catalyst, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk.

In reviewing securities for a possible sale, the Advisor looks at factors such as valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision.

The SMALL CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders. This group of equity securities is screened first for factors such as sufficient liquidity and adequate data availability. In addition, these equity securities are screened for a valuation discount to that of the Russell 2000 Index, a well known index of 2,000 smaller U.S. companies.

The Advisor then analyzes company histories to identify those equity securities that are priced at the lower end of their historical valuation ranges. The Advisor's research then concentrates on multiple valuation measures along with historical return, margin, balance sheet and growth data. In addition, the Advisor makes an effort to uncover the causes of the perceived undervaluation by looking at factors such as management conditions, profit margins, cost pressures, competitive deficiencies, market perceptions or disappointments in growth. The Advisor then evaluates company business prospects in an attempt to isolate equity securities it believes are undervalued and have potential for appreciation, as opposed to those which are merely inexpensive and it believes do not hold much real value based on simple valuation measures such as price-to-earnings ratios. As is the case with the Large Cap Core Fund, the Advisor also seeks equity securities of companies which have had or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities.

Factors the Advisor considers in determining when to sell equity securities include valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision. A change in the market capitalization of an equity security outside of the large or small cap ranges defined in this prospectus would not necessarily cause the Advisor to sell the equity securities.

Defensive Investments. Although each Fund will normally stay fully invested, it is possible that a Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, a Fund may not be pursuing its investment objectives.

Principal Risks of Investing in the Funds

These are the principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Securities Risk. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause its net asset value to fluctuate. An investment in a portfolio of equity securities, such as the Funds, may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Smaller Companies Risk. The Small Cap Value Fund may invest in smaller companies. Investing in such companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Stocks of these companies may have limited market liquidity and their prices may be more volatile.

Foreign Securities Risk. Both Funds may invest in U.S. dollar-denominated securities of foreign companies. Investing in foreign securities may involve greater risks, including (1) economic and political instability, (2) less publicly available information, (3) less strict auditing and financial reporting requirements, (4) currency fluctuations, (5) less governmental supervision and regulation of securities markets and (6) greater possibility of not being able to sell securities on a timely basis.

                             MANAGEMENT OF THE FUNDS

The Advisor


The Funds' Advisor, Chartwell Investment Partners, provides individual and institutional investment management services to clients with assets of approximately $6.8 billion. The Advisor's address is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. The Advisor is responsible for formulating and implementing the Funds' investments. The Advisor furnishes the Funds with office space and certain administrative services. As compensation for the services it receives, the Large Cap Core Fund pays the Advisor a monthly advisory fee at the annual rate of 0.50% of its average daily net assets and the Small Cap Value Fund pays a monthly fee at the annual rate of 0.80% of its average daily net assets. For the fiscal period from December 7, 2002 through October 31, 2003, the Large Cap Core Fund paid 0.03% and the Small Cap Value Fund paid 0.47% of its average daily net assets in advisory fees to the Advisor.


The Portfolio Managers

Large Cap Core Fund. Mr. George H. Burwell, CFA is principally responsible for the day-to-day management of this Fund's portfolio. Mr. Burwell is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Burwell was Vice President and Senior Portfolio Manager at Merrill Lynch Investment Management from 1999 to 2001 and Senior Portfolio Manager at Delaware Investments from 1992 to 1999.

Performance of Comparable Accounts

The information set forth below represents the performance of various other mutual funds and private accounts managed by Mr. Burwell in a manner substantially similar to the current strategy of the Large Cap Core Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Large Cap Core Fund. Each table compares the average annual total returns of other mutual funds and private accounts managed by Mr. Burwell to the S&P 500 Index, an unmanaged index generally representative of the market for stocks of large U.S. companies.

The performance information shown below from January 1, 1994 through March 31, 1999 is the performance of the Devon Fund, a registered mutual fund managed principally by Mr. Burwell while at Delaware Investment Advisers. The Devon Fund had substantially similar investment objectives, policies and strategies as, but different fees and expenses than, the Large Cap Core Fund.

This chart does not show the performance of the Large Cap Core Fund. It shows the performance of a similar account managed by Mr. Burwell.

--------------------------------------------------------------------------------
                     First      Second      Third         Fourth        Total
Year                Quarter     Quarter    Quarter        Quarter       Year
--------------------------------------------------------------------------------
1994(1)             -0.10%       2.90%      4.97%          -2.11%       5.63%
--------------------------------------------------------------------------------
S&P 500 Index       -3.79%       0.42%      4.89%          -0.02%       1.32%
--------------------------------------------------------------------------------
1995(1)              9.12%       6.20%      8.70%           7.52%      35.44%
--------------------------------------------------------------------------------
S&P 500 Index        9.74%       9.55%      7.95%           6.02%      37.58%
--------------------------------------------------------------------------------
1996(1)              2.42%       6.73%      3.27%           8.86%      22.90%
--------------------------------------------------------------------------------
S&P 500 Index        5.37%       4.49%      3.09%           8.34%      22.96%
--------------------------------------------------------------------------------
1997(1)              1.38%      14.23%     10.39%           5.55%      34.93%
--------------------------------------------------------------------------------
S&P 500 Index        2.68%      17.46%      7.49%           2.87%      33.36%
--------------------------------------------------------------------------------
1998(1)             11.66%      -0.39%     -8.98%          20.68%      22.16%
--------------------------------------------------------------------------------
S&P 500 Index       13.95%       3.30%     -9.95%          21.30%      28.58%
--------------------------------------------------------------------------------
1999(1)             -8.49%       N/A        N/A             N/A         N/A
--------------------------------------------------------------------------------
S&P 500 Index        4.98%       N/A        N/A             N/A         N/A
--------------------------------------------------------------------------------

----------
(1) The performance information shown (calculated in accordance with SEC standards) is of the Devon Fund, a comparable fund managed by Mr. Burwell, after the Devon Fund's advisory fees, operating expenses, including custody fees and other expenses normally paid by mutual funds and sales loads, if applicable, have been deducted.

The performance shown below from July 1, 1999 through March 31, 2001 is the performance of the Disciplined Equity Fund, a registered mutual fund managed principally by Mr. Burwell while at Merrill Lynch Investment Management. The Disciplined Equity Fund had substantially similar investment objectives, policies and strategies as, but different fees and expenses than, the Large Cap Core Fund. The performance information shown below from April 1, 2001 through September 30, 2003 is the composite performance of all of the Disciplined Core private accounts managed by Mr. Burwell while at Chartwell Investment Partners. These accounts all had substantially similar investment objectives, policies and strategies as the Large Cap Core Fund, but were not registered as mutual funds and therefore were not subject to the same investment and operational restrictions or fees and expenses as the Large Cap Core Fund. If they had been, performance for the Disciplined Core private accounts would have been lower.

This chart does not show the performance of the Large Cap Core Fund. It shows the performance of similar accounts managed by Mr. Burwell.

--------------------------------------------------------------------------------
                     First      Second      Third         Fourth        Total
Year                Quarter     Quarter    Quarter        Quarter       Year
--------------------------------------------------------------------------------
1999(1)               N/A        N/A       -11.11%         11.24%        N/A
--------------------------------------------------------------------------------
S&P 500 Index         N/A        N/A         4.98%          7.05%        N/A
--------------------------------------------------------------------------------
2000(1)               2.67%      2.31%       2.65%          2.68%       10.73%
--------------------------------------------------------------------------------
S&P 500 Index         2.29%     -2.66%      -0.97%         -7.83%       -9.11%
--------------------------------------------------------------------------------
2001(2)              -6.17%      6.90%       9.43%          13.41%       3.03%
--------------------------------------------------------------------------------
S&P 500 Index       -11.86%      5.85%     -14.68%         10.69%      -11.88%
--------------------------------------------------------------------------------
2002(2)              -1.67%    -14.92%     -10.15%          4.15%      -21.71%
--------------------------------------------------------------------------------
S&P 500 Index         0.28%    -13.40%     -17.28%          8.44%      -22.10%
--------------------------------------------------------------------------------
2003(2)              -2.24%     15.77%       3.74%          N/A          N/A
--------------------------------------------------------------------------------
S&P 500 Index        -3.15%     15.39%       2.65%          N/A          N/A
--------------------------------------------------------------------------------

----------
(1) The performance information shown from July 1, 1999 through March 31, 2001 (calculated in accordance with SEC standards) shows the performance of the Disciplined Equity Fund, a comparable fund managed by Mr. Burwell, after the Disciplined Equity Fund's advisory fees, operating expenses, including custody fees and other expenses normally paid by mutual funds and sales loads, if applicable, have been deducted.

(2) The performance information shown from April 1, 2001 through September 30, 2003 shows the performance of a composite of comparable private accounts managed by Mr. Burwell after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Fund's fees and expenses are generally expected to be higher than those of the private accounts. If the Fund's fees and expenses had been imposed on the private accounts, the performance of the private accounts would have been lower. The composite does not reflect custody fees or other expenses, including sales loads, normally paid by mutual funds. These accounts were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed could have adversely affected the performance.

Small Cap Value Fund. Mr. David C. Dalrymple, CFA, together with Mr. Bob Zenouzi are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Dalrymple is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Dalrymple was a Portfolio Manager at Delaware Investment Advisers from 1991 to 1997. Mr. Zenouzi is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Zenouzi was a Portfolio Manager at Delaware Investment Advisors from 1992 to 2001.

                               ACCOUNT INFORMATION

When the Funds' Shares are Priced


Each Fund calculates once each day on any day that the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


How the Funds' Shares are Priced

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Each Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

                                  HOW TO INVEST

Opening a New Account

You may purchase Institutional Class shares by completing the Application Form accompanies this Prospectus. If you have any questions or need further information about how to purchase shares, you may call the Funds at 866-585-6552. Please make sure to specify that you are purchasing Institutional Class shares when you place your order.

The Funds generally do not accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

How to Make Purchases

Shares of the Funds may be purchased by check, ACH or wire transfer. All investments must be in U.S. dollars.

         Checks. Checks must be drawn on U.S. financial institutions and made payable to "Chartwell Funds". Neither Fund accepts purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or travelers checks). Neither Fund accepts purchases made by third party checks or credit card checks.


         Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. You may call 866-585-6552 to request an ACH transaction.


         Wires. Instruct your financial institution to make Federal Funds wire payment to Forum Shareholder Services, LLC for further credit to the Chartwell Funds. Your financial institution may charge you a fee for this service. More detailed wire instructions are on the next page.

         Canceled or Failed Payments. Each Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear or is returned for insufficient funds, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.


Each Fund reserves the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


Purchases by Mail

Please complete the attached Application Form and mail it with a personal check, payable to the Chartwell Large Cap Core Fund or to the Chartwell Small Cap Value Fund at the following address:

         Mailing Address                         Overnight Address
         Chartwell Funds                         Chartwell Funds
         Forum Shareholder Services, LLC         Forum Shareholder Services, LLC
         P.O. Box 446                            Two Portland Square
         Portland , ME 04112                     Portland , ME 04101

Purchasing Shares by Wire


To place an order by wire, please call the Funds at 866-585-6552 between 8:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading.

Your bank or other financial institution may send the wire with the following instructions:

         Deutsche Bankers Trust Co., Americas
         New York, NY
         ABA # 021001033
         DDA# 01465547
         For credit to: Chartwell Large Cap Core Fund and/or Chartwell Small Cap Value Fund
         Account name (shareholder name)
         Shareholder account number

Your bank or financial institution may charge a fee for sending the wire to the Funds.

Purchasing Through an Investment Broker

You may buy and sell Institutional Class shares through the Funds' approved brokers and agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with a Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Advisor may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

Please contact your broker to see if it is an approved broker of the Institutional Class shares of the Funds and for additional information.

Minimum Investments

Your initial purchase must be at least $1,000,000. However, a Fund may waive its minimum investment requirement for purchases by certain groups or retirement plans.


Please contact the Funds at 866-585-6552 for further information. Exceptions may be made at the Funds' discretion.


Additional Investments

Additional purchases may be made in amounts of $100,000 or more. Exceptions may be made at the Funds' discretion. You may purchase additional shares of either Fund by sending a check, with the stub from your account statement, to the Funds at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

Minimum Account Balance

Due to the relatively high administrative cost of managing small accounts, if the value of your account falls below $50,000, that Fund may redeem your shares. However, each Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of

Trustees of the Funds believes this policy to be in the best interest of all shareholders.

Selling Your Shares


You may sell some or all of your Fund shares on any Business Day. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for a Fund after receiving your order. You may sell your shares by the methods discussed below or through your Broker.

Payment of Redemption Proceeds

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by a Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.


Selling Your Shares by Mail

You may redeem your shares by sending a written request to a Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Funds at:

         Mailing Address                        Overnight Address
         Chartwell Funds                        Chartwell Funds
         Forum Shareholder Services, LLC        Forum Shareholder Services, LLC
         P.O. Box 446                           Two Portland Square
         Portland, ME 04112                     Portland, ME 04101

If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

Selling Your Shares by Telephone


If you completed the "Redemption by Telephone" section of the Funds' Application Form, you may sell your shares by calling the Funds at 866-585-6552. Your redemption will be mailed or wired according to your instructions, on the next Business Day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Funds. Telephone redemptions may not be made for IRA accounts.


You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Each Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o        Written requests to redeem $100,000 or more
o        Changes to a shareholder's record name
o Redemption from an account for which the address or account registration has changed within the last 30 days
o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

The Funds reserve the right to require a signature guarantee(s) on all redemptions.

Other Policies

Excessive Trading


Each Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Funds can disrupt portfolio investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds reasonably believe that the trading activity in the account(s) would be disruptive to the Funds. For example, a Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Funds and/or their service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies.

Despite these measures, however, the Funds and/or their service providers may not be able to detect or prevent all instances of short-term trading. For example, a Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The Funds intend to fully comply with these rules when they are adopted.


Customer Identification and Verification


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. In addition, the IRS requires that you provide the Funds or your Broker with a taxpayer identification number and other information upon opening an account. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.


However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to any corresponding tax implications.

Anti-Money Laundering Program


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.




                               EARNINGS AND TAXES

Dividends and Distributions

Income dividends and capital gain distributions are normally declared and paid by each Fund to its shareholders in December of each year. The Funds may also make periodic dividend payments and distributions at other times in their discretion.

Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions whether received in cash or reinvested in additional shares. Dividends and distributions are automatically reinvested in additional shares of a Fund unless you make a written request to the Fund that you would like to receive dividends and distributions in cash.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event.

Each Fund may be able to pass along a tax credit for foreign income tax it pays. The Fund will notify you if it gives you the credit.

More information about taxes is in the Statement of Additional Information.

                           MULTIPLE CLASS INFORMATION

The Funds offer two classes of shares - the Institutional Class and the Advisor Class. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for investment advisory services. Accordingly, the core investment advisory expenses do not vary by class.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds assuming all dividends and distributions were reinvested. The information below relates to the Chartwell Large Cap Value Fund, the Chartwell Small Cap Fund and the Predecessor Funds. The Advisors' Inner Circle Fund Chartwell Large Cap Core Fund and Chartwell Small Cap Value Fund reorganized and acquired all of the assets of the Predecessor Funds on December 9, 2002. The information provided below for the fiscal period from December 7, 2002 to October 31, 2003 has been audited by KPMG LLP, independent auditors for the Funds. The information for the prior periods has been audited by the independent accounting firm for the Predecessor Funds. The financial statements and the unqualified opinion of KPMG LLP for the fiscal period ended October 31, 2003 are included in the annual report of the Funds which is available upon request by calling the Funds at 866-585-6552.


                          CHARTWELL LARGE CAP CORE FUND

                 For a share outstanding throughout each period

------------------------------------------------------------------------------------------------------------------------------------
                                                           12/7/02         9/1/02        Year          Year            10/1/99*
                                                           through        through        Ended         Ended           through
                                                           10/31/03       12/6/02**     8/31/02       8/31/01          8/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.19          $8.67        $10.38         $10.63           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:                           0.13(2)        0.05          0.14           0.04             0.11
     Net investment income
     Net realized and unrealized
       (loss)/gain on investments                            0.87(2)       (0.53)        (1.75)         (0.23)            0.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.00          (0.48)        (1.61)         (0.19)            0.66
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:                           (0.20)            --         (0.10)         (0.03)           (0.03)
     From net investment income
     From net realized gains                                   --             --            --          (0.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           (0.20)            --         (0.10)         (0.06)           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $8.99          $8.19         $8.67         $10.38           $10.63
------------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                             12.54%+        (5.54)%+     (15.65%)        (1.85%)           6.61%+
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:                                  $8,620        $18,597       $20,053        $27,477           $8,896
     Net assets, end of period (thousands)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                     1.22%***       1.56%***      1.22%          1.18%            2.89%***
     Before expense waiver and/or reimbursement
     After expense waiver and/or reimbursement               0.75***        0.75%***      0.75%          0.75%            0.75%***
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets:
     After expense waiver and/or reimbursement               1.79%***       2.37%***      1.40%          1.18%            1.38%***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    183.74%         65.60%       190.54%        173.68%          169.14%
------------------------------------------------------------------------------------------------------------------------------------

----------
*    Commencement of operations for Institutional Class.
** After the close of business on December 6, 2002, the Advisors' Inner Circle Fund Chartwell Large Cap Core Fund acquired the assets of the AST Chartwell Large Cap Value Fund. The operations of the Advisors' Inner Circle Fund Chartwell Large Cap Value Core Fund prior to acquisition were those of the predecessor fund, AST Chartwell Large Cap Value Fund.
***  Annualized
+    Not Annualized

(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the period.
(2) Per share net investment income and net realized and unrealized gain/(loss) calculated using average shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

                         CHARTWELL SMALL CAP VALUE FUND

                 For a share outstanding throughout each period


------------------------------------------------------------------------------------------------------------------------------------
                                                           12/7/02         9/1/02        Year          Year           10/1/99*
                                                           through        through        Ended         Ended           through
                                                           10/31/03       12/6/02**     8/31/02       8/31/01          8/31/00+
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $12.71         $12.97       $14.51         $12.75           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:                            0.03           0.02         0.04           0.07             0.05
     Net investment income
     Net realized and unrealized
       (loss)/gain on investments                             2.18          (0.28)       (0.93)          2.33             2.73
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.21          (0.26)       (0.89)          2.40             2.78
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:                            (0.04)            --        (0.04)         (0.05)           (0.03)
     From net investment income
     From net realized gains                                 (0.24)            --        (0.61)         (0.59)              --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                            (0.28)            --        (0.65)         (0.64)           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $14.64         $12.71       $12.97         $14.51           $12.75
------------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                              17.81%+        (2.00)%+     (6.40)%        19.20%           27.82%+
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:                                  $25,872        $16,120      $12,734         $6,307           $1,385
     Net assets, end of period (thousands)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
     Before expense waiver and/or  reimbursement              1.43%***       2.18%***     2.19%          3.31%           15.23%***
     After expense waiver and/or reimbursement                1.10%***       1.10%***     1.10%          1.10%            1.10%***
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets:
     After expense waiver and/or reimbursement                0.35%***      0.58%***      0.28%          0.62%            0.48%***
Portfolio turnover rate                                      84.00%         18.39%       52.09%         68.13%           68.77%
------------------------------------------------------------------------------------------------------------------------------------

----------
*    Commencement of operations for Institutional Class.
** After the close of business on December 6, 2002, the Advisors' Inner Circle Fund Chartwell Small Cap Value Fund acquired the assets of the AST Chartwell Small Cap Value Fund. The operations of the Advisors' Inner Circle Fund Chartwell Small Cap Value Fund prior to acquisition were those of the predecessor fund, AST Chartwell Small Cap Value Fund.
***  Annualized
+    Not Annualized
(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the period.

Amounts designated as "--" are either $0 or have been rounded to $0.

Advisor
         Chartwell Investment Partners
         1235 Westlakes Drive
         Suite 400
         Berwyn, PA 19312
         866-585-6552


  Distributor
         SEI Investments Distribution Company
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

  Custodian
         Wachovia Bank, N.A.
         123 Broad Street
         Philadelphia, PA 19109

  Transfer Agent
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101

                          Chartwell Large Cap Core Fund
                    (formerly Chartwell Large Cap Value Fund)
                         Chartwell Small Cap Value Fund
                each a Series of The Advisors' Inner Circle Fund

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:


         Chartwell Investment Partners
         1235 Westlakes Drive
         Suite 400
         Berwyn, PA 19312
         866-585-6552


You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o        For a fee, by electronic request at the following e-mail address:
         publicinfo@sec.gov. (SEC File Number: 811-06400)

                        THE ADVISORS' INNER CIRCLE FUND

                                  -------------
                                  SYNOVUS FUNDS
                                  -------------

                              INSTITUTIONAL SHARES


                                   PROSPECTUS


                                  MARCH 1, 2004


                           Large Cap Core Equity Fund

                               Mid Cap Value Fund

                           Intermediate-Term Bond Fund

                           Georgia Municipal Bond Fund



                               INVESTMENT ADVISER:
                        SYNOVUS INVESTMENT ADVISORS, INC.

                             INVESTMENT SUB-ADVISER:
              STEINBERG PRIEST & SLOANE CAPITAL MANAGEMENT CO. INC.
                              (MID CAP VALUE FUND)


                 The Securities and Exchange Commission has not
                   approved or disapproved these securities or
                  passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal ffense.

                              ABOUT THIS PROSPECTUS

     The Synovus Funds (Funds) are a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE SECTION BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                      PAGE
                                                                      ----
     LARGE CAP CORE EQUITY FUND...................................      2

     MID CAP VALUE FUND...........................................      6

     INTERMEDIATE-TERM BOND FUND..................................     10

     GEORGIA MUNICIPAL BOND FUND..................................     14

     MORE INFORMATION ABOUT RISK..................................     18

     MORE INFORMATION ABOUT FUND INVESTMENTS......................     19

     INVESTMENT ADVISER...........................................     20


     PORTFOLIO MANAGERS...........................................     21


     SUB-ADVISER  ................................................     22

     PURCHASING, SELLING AND EXCHANGING FUND SHARES...............     22

     OTHER POLICIES...............................................     25

     DIVIDENDS AND DISTRIBUTIONS..................................     27

     TAXES   .....................................................     27

     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE SYNOVUS FUNDS........................................  Back Cover

                   RISK/RETURN INFORMATION COMMON TO THE FUNDS

     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

INVESTMENT FOCUS                       Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY                 Medium

PRINCIPAL INVESTMENT STRATEGY          Investing in large capitalization
                                       common stocks which are undervalued
                                       relative to a company's earnings

INVESTOR PROFILE                       Investors who seek long-term
                                       capital appreciation and who are
                                       willing to bear the risks of
                                       investing in equity securities

INVESTMENT STRATEGY OF THE LARGE CAP CORE EQUITY FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP CORE EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore it was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[Bar chart omitted--plot points as follows:]

1994      -0.72%
1995      35.75%
1996      21.74%
1997      30.66%
1998      23.65%
1999      16.79%
2000       0.81%
2001      -5.11%
2002     -23.64%
2003      22.08%

BEST QUARTER   WORST QUARTER
   22.20%        -14.49%
 (12/31/98)     (09/30/02)

AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE S&P 500 COMPOSITE INDEX ("S&P 500") AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE.


LARGE CAP CORE EQUITY FUND                       1 YEAR    5 YEARS   10 YEARS*
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                          22.08%     0.81%    10.69%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR
   FEES OR EXPENSES)                             28.69%    -0.57%    11.07%
LIPPER LARGE CAP CORE FUNDS
   CLASSIFICATION AVERAGE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)     25.59%    -1.75%     8.78%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index and the Lipper Large Cap Core Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


LARGE CAP CORE EQUITY FUND                             1 YEAR   SINCE INCEPTION*
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES
   INSTITUTIONAL SHARES                                  22.08%      -0.45%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                21.94%      -0.65%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                               14.50%      -0.48%
S&P 500 INDEX** (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES, OR TAXES)                             28.69%       4.00%
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE***
   (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)    25.39%       1.63%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
 ** Index comparison begins October 31, 2001.
*** Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Large-Cap Core Funds Classifications Average is a widely-recognized average of mutual funds which invest in large-cap equity securities.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                          0.60%
Distribution and Service (12b-1) Fees                              None
Other Expenses                                                    0.26%
                                                                  ----
Total Annual Fund Operating Expenses                              0.86%
--------------------------------------------------------------------------------


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES       $88           $274            $477          $1,061

MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

INVESTMENT FOCUS                       U.S. mid-cap common stocks

SHARE PRICE VOLATILITY                 Moderate to high

PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with
                                       above average growth potential at
                                       an attractive price

INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow and who are willing to accept more volatility for the possibility of higher returns

INVESTMENT STRATEGY OF THE MID CAP VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," i.e., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a collective investment fund similarly managed by Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg"), the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 12, 2001, when the Fund began operating, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The collective investment fund was not a registered mutual fund and, therefore it was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[Bar chart omitted--plot points as follows:]

2001      8.08%
2002      -12.46%
2003      35.60%

BEST QUARTER   WORST QUARTER
   18.60%         -14.67%
(06/30/03)       (09/30/02)

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE FRANK RUSSELL MID CAP VALUE INDEX AND THE LIPPER MID CAP VALUE FUNDS CLASSIFICATION AVERAGE.


MID CAP VALUE FUND                                    1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------

FUND RETURN BEFORE TAXES
   INSTITUTIONAL SHARES                                35.60%       13.83%
FRANK RUSSELL MID CAP VALUE INDEX**
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)        38.07%       11.70%
LIPPER MID CAP VALUE FUNDS CLASSIFICATION AVERAGE***
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)           40.02%       10.17%

  * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The collective investment fund's performance has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.
 ** Index returns as of March 31, 2000.
*** Lipper returns as of March 31, 2000.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Frank Russell Mid Cap Value Index and the Lipper Mid Cap Value Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.


MID CAP VALUE FUND                                      1 YEAR  SINCE INCEPTION*
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                  35.60%    11.49%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                35.55%    11.31%
FUND RETURNS AFTER TAXES ON DISTRIBUTION AND
   SALE OF FUND SHARES                                   23.21%     9.75%
FRANK RUSSELL MID CAP VALUE INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)  38.07%    16.42%
LIPPER MID CAP VALUE FUNDS CLASSIFICATION AVERAGE***
   (REFLECTS NO FEES FOR SALES CHARGES OR TAXES)         40.02%    14.95%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
 ** Index comparison begins October 31, 2001.
*** Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell Mid Cap Value Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth ratios.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar goals. The Lipper Mid Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                       INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution and Service (12b-1) Fees                          None
Other Expenses                                                0.60%
                                                              ----
Total Annual Fund Operating Expenses*                         1.35%
--------------------------------------------------------------------------------

* The total actual annual fund operating expenses should be less than the amount shown above because the adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The adviser may change or cancel this expense limitation at any time. In addition, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a portion of the Fund's brokerage business. As a result of these arrangements, the Fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit. The Fund's actual total operating expenses are expected to be as follows:

                Mid Cap Value Fund-- Institutional Shares 1.10%


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $137           $428            $739          $1,624

INTERMEDIATE-TERM BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income consistent with limited
                                       price volatility

INVESTMENT FOCUS                       Fixed income obligations of the U.S.
                                       Treasury, U.S. government agencies
                                       and U.S. corporations

SHARE PRICE VOLATILITY                 Low

PRINCIPAL INVESTMENT STRATEGY          Investing in a portfolio of U.S.
                                       government and corporate fixed income
                                       securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE                       Conservative investors who want to
                                       receive income with limited risk of share price volatility

INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM BOND FUND

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation between the Treasury, agency and corporate sectors for large swings due to market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore it was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[Bar chart omitted--plot points as follows:]

1994                              -2.28%
1995                              12.34%
1996                               3.76%
1997                               6.75%
1998                               8.60%
1999                              -1.47%
2000                               7.32%
2001                               9.55%
2002                              11.88%
2003                               4.16%

BEST QUARTER   WORST QUARTER
   5.26%           -1.65%
(09/30/02)       (03/31/94)

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

INTERMEDIATE-TERM BOND FUND                       1 YEAR   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                            4.16%      6.18%*      5.95%*
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)    4.30%      6.65%       6.62%
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT
   FUNDS AVERAGE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)       4.55%      5.82%       6.17%


* Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.


INTERMEDIATE-TERM BOND FUND                           1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                  4.16%        6.87%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                2.43%        4.89%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES                                   3.06%        4.76%
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX**
   (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES)                                   4.30%        5.70%
LIPPER INTERMEDIATE INVESTMENT GRADE
   DEBT FUNDS AVERAGE***
   (REFLECTS NO DEDUCTION FOR TAXES)                     4.55%        4.89%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
 ** Index comparison begins October 31, 2001.
*** Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

WHAT IS AN AVERAGE?


An average is a composite of mutual funds with similar investment goals. The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                     0.45%
Distribution and Service (12b-1) Fees                        None
Other Expenses                                               0.24%
                                                             ----
Total Annual Fund Operating Expenses                         0.69%
--------------------------------------------------------------------------------


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
INSTITUTIONAL SHARES                    $70      $221      $384      $859

GEORGIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from both federal
                                       and Georgia state income taxes,
                                       consistent with preservation of capital

INVESTMENT FOCUS                       Tax-free Georgia municipal securities

SHARE PRICE VOLATILITY                 Medium

PRINCIPAL INVESTMENT STRATEGY          Invest in municipal obligations which pay
                                       interest that is exempt from both federal and Georgia state income tax

INVESTOR PROFILE                       Conservative taxable investors who want
                                       to receive current income exempt from
                                       federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia

INVESTMENT STRATEGY OF THE GEORGIA MUNICIPAL BOND FUND

The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over or under weigh a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman 7 Year Municipal Bond Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE GEORGIA MUNICIPAL BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore it was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[Bar chart omitted--plot points as follows:]

1994      -3.09%

1995      10.95%

1996      2.90%

1997      5.37%

1998      4.74%

1999      -1.20%

2000      7.98%

2001      4.03%

2002      9.34%


2003      4.25%

BEST QUARTER   WORST QUARTER
   4.64%           -3.51%
(09/30/02)       (03/31/94)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE.

GEORGIA MUNICIPAL BOND FUND                       1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                            4.25%     4.81%        4.44%
LEHMAN 7 YEAR MUNICIPAL BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)    5.44%     5.92%        5.86%
LIPPER OTHER STATES INTERMEDIATE
   MUNICIPAL DEBT OBJECTIVE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)       3.70%     4.42%        4.58%

* Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON OF BEFORE AND AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Objective.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


GEORGIA MUNICIPAL BOND FUND                             1 YEAR  SINCE INCEPTION*
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                  4.25%       5.07%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                3.95%       4.85%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                               4.06%       4.73%
LEHMAN 7 YEAR MUNICIPAL BOND INDEX**
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)  5.44%       6.27%
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL
   DEBT OBJECTIVE***
   (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)    3.70%       4.60%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
 ** Index comparison begins October 31, 2001.
*** Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with a maturity range of 4-6 years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Objective consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   INSTITUTIONAL SHARES
-----------------------------------------------------------------------

Investment Advisory Fees                                  0.45%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                            0.39%
                                                          ----
Total Annual Fund Operating Expenses                      0.84%
-----------------------------------------------------------------------


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR        3 YEARS          5 YEARS       10 YEARS
                          ------        -------          -------       --------
INSTITUTIONAL SHARES        $86           $268            $466          $1,037

MORE INFORMATION ABOUT RISK

EQUITY RISK

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

    CALL RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

    CREDIT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    The possibility that an issuer will be unable to make timely payments of either principal or interest.

    EVENT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of Fund's multiple holdings.

    MORTGAGE-BACKED SECURITIES RISK

    INTERMEDIATE-TERM BOND FUND

    Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

    MUNICIPAL ISSUER RISK

    GEORGIA MUNICIPAL BOND FUND

    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Synovus Investment Advisors, Inc. ("SIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.


SIA is a subsidiary of Synovus Financial Corp. ("Synovus") and was formed primarily to provide asset management services to the Funds and other clients of Synovus. As of December 31, 2003, SIA managed approximately $6.6 billion in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a diverse financial services company with more than $21 billion in assets and a tradition of serving clients for over a century. Synovus is based in Columbus, Georgia and operates banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2003, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:

      LARGE CAP CORE EQUITY FUND                      0.60%
      MID CAP VALUE FUND                              0.50%
      INTERMEDIATE-TERM BOND FUND                     0.45%
      GEORGIA MUNICIPAL BOND FUND                     0.45%


ADDITIONAL COMPENSATION

Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust or agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:

BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the Statement of Additional Information ("SAI"). Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.

PORTFOLIO MANAGERS

SIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

Mark J. Brown is Chief Investment Officer with over 23 years of experience managing trust assets. He is responsible for each Fund's overall investment strategy. Mr. Brown co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.

Megan L. Busby, CFA, is a Vice President and Senior Portfolio Manager with over 17 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from the Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice President and Senior Portfolio Manager with over 18 years of investment experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Dan Davidson, CFP, is a Vice President and Senior Portfolio Manager with over 15 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice President and Senior Portfolio Manager with over 23 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples bank which was ultimately acquired by Bank of America.

Neal Price is a Vice President and Senior Portfolio Manager with over 18 years of investment experience. Mr. Price co-manages the Large Cap Core Equity, Intermediate-Term Bond Fund, and Georgia Municipal Bond Funds. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honor Society for Business and the Alabama Security Dealers Association.

Nathan Love is a Portfolio Manager who has been with Synovus since 1998. Mr. Love co-manages the Large Cap Core Equity Fund, the Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree at the Citadel, the Military College of South Carolina and is a graduate of Cannon Financial Institute.

Zachary D. Farmer is an Assistant Vice President and Portfolio Manager. Mr. Farmer co-manages the Large Cap Core Equity Fund. He earned a BS degree in finance from Auburn University in 1997. He joined Synovus in 1997.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity, Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree in finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management team in 2000.

SUB-ADVISER

Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg uses a team investment process to select, buy and sell securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg. Mr. Steinberg oversees the firm's investment process and is the primary manager of the Mid Cap Value Fund. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the firm with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds a BA from Duke University and an MBA from Wharton Graduate School of Finance.

Barry R. Sloane is a Managing Director and Partner at Steinberg responsible for asset gathering and client service. Prior to joining Steinberg in 2002, Mr. Sloane served as Region Head at the Cititgroup Private Bank, Group Executive of Credit Suisse Private Banking (North America), a Senior Vice President at J. &
W. Seligman Trust Company, a Vice President at the Private Bank at Banker's Trust Company, and a Financial Consultant for the Private Client Group at Shearson Lehman Brothers. Mr. Sloane holds a BA and MPA from Harvard University.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are offered primarily to individuals and entities establishing certain fiduciary, trust, agency, asset allocation, custody or similar relationships with the Adviser or trust divisions or trust companies that are affiliated with Synovus Trust Company or Synovus Financial Corp. Institutional Shares may also be purchased by other qualifying financial institutions for their own accounts or for the benefit of their customers.

HOW TO PURCHASE FUND SHARES

Institutional Shares are available for eligible investors through accounts with Synovus Trust Company or banking or brokerage affiliates of Synovus Trust Company or Synovus Financial Corp. or through other qualifying financial institutions. To purchase Institutional Shares, eligible Synovus customers should contact their authorized Synovus representative and other eligible customers should contact their financial institutions.

All investments must be made by check, direct deposit, Automated Clearing House
(ACH) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

Synovus and certain other subsidiaries, affiliates, departments or divisions of Synovus Trust Company may require that customers maintain a minimum account or fund balance or meet certain other criteria to participate in its various accounts or programs and/or to qualify to purchase Institutional Shares. Please refer to your account agreement or contact your Synovus or other account representative for information concerning minimum account or fund balance requirements and other criteria applicable to eligibility to invest in Institutional Shares.

HOW TO SELL YOUR FUND SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-866-330-1111.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within five Business Days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

You may exchange Institutional Shares of any Synovus Fund for Institutional Shares of any other Synovus Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:

o   Sales over $50,000
o   Changes to a shareholder name of record
o Redemption on an account for which the address or registration has been changed within the last 30 days
o   Sending proceeds from a redemption to a payee other than on record
o Sending proceeds from a redemption to an account with a different registration
o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

OTHER POLICIES

EXCESSIVE TRADING


Each Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Funds can disrupt portfolio investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Each Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds reasonably believe that the trading activity in the account(s) would be disruptive to the Funds. For example, a Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Funds and/or their service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Funds and/or their service providers may not be able to detect or prevent all instances of short-term trading. For example, a Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The Funds intend to fully comply with these rules when they are adopted.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND             DECLARED AND PAID MONTHLY
MID CAP VALUE FUND                     DECLARED AND PAID ANNUALLY
INTERMEDIATE-TERM BOND FUND            DECLARED DAILY AND PAID MONTHLY
GEORGIA MUNICIPAL BOND FUND            DECLARED DAILY AND PAID MONTHLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividiend income are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. For tax purposes an exchange of Fund shares for shares of another Synovus Fund is treated the same as a sale.


The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2002 and 2003 has been audited by KPMG LLP, independent auditors of the Funds. The information for prior periods has been audited by predecessor independent accounting firms. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Funds which is available upon request by calling the Funds at 1-866-330-1111.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
ENDED OCTOBER 31,



                                             Realized and
              Net Asset                       Unrealized                           Distributions     Distributions
               Value,             Net           Gains               Total            from Net          from Net
              Beginning       Investment     (Losses) on            from            Investment        Investment
              of Period         Income        Securities         Operations           Income             Gain
-------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
INSTITUTIONAL
2003             $ 8.11            $0.07            $1.28              $1.35            $(0.07)       $        --
2002               9.82             0.06            (1.71)             (1.65)            (0.06)                --
2001(1)           10.00               --            (0.18)             (0.18)               --                 --

MID CAP VALUE FUND
INSTITUTIONAL
2003++           $ 8.96            $0.04            $2.89              $2.93            $(0.07)        $       --
2002               9.87             0.08            (0.98)             (0.90)               --              (0.01)
2001(1)           10.00               --            (0.13)             (0.13)               --                 --

INTERMEDIATE TERM BOND FUND
INSTITUTIONAL
2003             $10.35            $0.37            $0.23              $0.60            $(0.37)            $(0.17)
2002              10.13             0.43             0.23               0.66             (0.43)             (0.01)
2001(1)           10.00             0.02            (0.13)              0.15             (0.02)                --

GEORGIA MUNICIPAL BOND FUND
INSITUTIONAL
2003             $10.18            $0.32            $0.10              $0.42            $(0.32)            $(0.06)
2002              10.02             0.34             0.16               0.50             (0.34)                --
2001(1)           10.00             0.01            (0.02)              0.03             (0.01)                --


+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

++ PER SHARE NET INVESTMENT INCOME AND NET REALIZED GAINS/(LOSSES) CALCULATED USING AVERAGE SHARES.

(1) COMMENCED OPERATIONS ON OCTOBER 12, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                                           Ratio of
                                                                                           Expenses
                                                                        Ratio of          to Average
                   Net                                                      Net           Net Assets
    Total         Asset                 Net Assets,      Ratio of       Investment        (Excluding
  Dividends      Value,                   End of        Expenses to    Income (Loss)        Waivers         Portfolio
     and         End of     Total         Period          Average       to Average            and           Turnover
Distributions    Period     Return+        (000)        Net Assets      Net Assets      Reimbursements)       Rate
-----------------------------------------------------------------------------------------------------------------------
      $(0.07)    $  9.39      16.76%      $200,446         0.86%            0.78%                0.86%           23.83%
       (0.06)       8.11     (16.89)       154,860         0.88             0.69                 0.88            23.81
          --        9.82      (1.80)       149,304         1.00            (0.08)                1.39             3.02



      $(0.07)     $11.82      32.85%     $  45,420         1.10%            0.21%                1.35%           44.99%
       (0.01)       8.96      (9.12)        38,909         1.10             1.00                 1.57            36.34
          --        9.87      (1.30)        19,242         1.10            (0.22)                3.10             5.14



      $(0.54)     $10.41       5.89%      $171,560         0.69%            3.55%                0.69%           47.26%
       (0.44)      10.35       6.75        154,782         0.73             4.39                 0.73            44.70
       (0.02)      10.13       1.50        102,501         1.00             4.10                 1.28             2.65



      $(0.38)     $10.22       4.27%     $  54,943         0.84%            3.16%                0.84%           40.70%
       (0.34)      10.18       5.12         49,326         0.90             3.42                 0.90            33.70
       (0.01)      10.02       0.35         43,301         1.00             3.11                 1.47               --

                           THE ADVISORS' INNER CIRCLE FUND
                                    SYNOVUS FUNDS
               HOW TO OBTAIN MORE INFORMATION ABOUT THE SYNOVUS FUNDS


INVESTMENT ADVISER
Synovus Investment Advisors, Inc.
P.O. Box 120
Columbus, GA 31902-0120


DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2004 includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
Synovus Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Synovus Funds, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

                                   PROSPECTUS

                                  March 1, 2004


                           --------------------------
                                  SYNOVUS FUNDS
                           --------------------------

                         The Advisors' Inner Circle Fund
                             CLASS A, B AND C SHARES


                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund
                           Georgia Municipal Bond Fund


                                [Photos omitted]


                               INVESTMENT ADVISER:
                        Synovus Investment Advisors, Inc.


                             INVESTMENT SUB-ADVISER:
              Steinberg Priest & Sloane Capital Management Co. Inc.
                              (Mid Cap Value Fund)



                                 [Logo omitted]

                                     SYNOVUS

                                      FUNDS



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Synovus Funds ("Funds") are a separate series of The Advisors' Inner Circle Fund ("Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Class A, Class B, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

CLASS A SHARES
      o Front-end sales charge
      o 12b-1 fees
      o $2,500 minimum initial investment

CLASS B SHARES
      o Contingent deferred sales charge b Higher 12b-1 fees
      o $2,500 minimum initial investment
      o Convert to Class A Shares after 8 years

CLASS C SHARES
      o Contingent deferred sales charges
      o Higher 12b-1 fees
      o $2,500 minimum initial investment

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. TO THE RIGHT, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


LargeCap Core Equity Fund                                  2

Mid Cap Value Fund                                         6

Intermediate-Term Bond Fund                               10

Georgia Municipal Bond Fund                               14

More Information About Risk                               18

More Information About Fund Investments                   19

Investment Adviser                                        19

Portfolio Managers                                        20

Sub-Adviser                                               21

Your Account                                              21

Purchasing, Selling and Exchanging
Fund Shares                                               22

Distribution of Fund Shares                               31

Other Policies                                            31


Dividends and Distributions                               32


Taxes                                                     33

Financial Highlights                                      34

How To ObtainMore Information
About The Synovus Funds                           Back Cover



RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------
Large Cap Core Equity Fund


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in large capitalization common stocks which are undervalued relative to a company's earnings


INVESTOR PROFILE
Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities



INVESTMENT STRATEGY OF THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.


PRINCIPAL RISKS OF INVESTING IN THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

--------------------------------------------------------------------------------

[Bar chart omitted--plot points as follows:]

1994                                         -0.90%
1995                                         35.44%
1996                                         21.45%
1997                                         30.31%
1998                                         23.31%
1999                                         16.48%
2000                                          0.64%
2001                                         -5.39%
2002                                        -23.96%
2003                                         21.87%

            BEST QUARTER           WORST QUARTER
               22.17%                 -14.76%
            (12/31/1998)           (09/30/2002)



AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Composite Index ("S&P 500") and the Lipper Large Cap Core Funds Classification.

LARGE CAP CORE EQUITY FUND 1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares           14.85%      -0.63%      9.76%*
--------------------------------------------------------------------------------

  Class B Shares           15.79%      -0.53%      9.60%**
--------------------------------------------------------------------------------


  Class C Shares           19.94%      -0.15%      9.61%***

--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees
or expenses)               28.69%      -0.57%     11.07%
--------------------------------------------------------------------------------

Lipper Large Cap Core
Funds Classification Average
(reflects no deduction
for sales charges)         25.59%      -1.75%      8.78%
--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning October 25, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.

** Class B Shares of the Fund were offered beginning October 28, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class B Shares.

*** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charges and 12b-1 fees applicable to the Fund's Class C Shares.

AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns for the periods ending December 31, 2003 to those of the S&P 500 Index and the Lipper Large Cap Core Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A Shares. After tax returns for Class B and Class C Shares will vary.



                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Large Cap Core Equity Fund (CONTINUED)

LARGE CAP CORE EQUITY FUND           1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares                      14.85%     -3.85%*
--------------------------------------------------------------------------------

  Class B Shares                      15.79%     -3.46**
--------------------------------------------------------------------------------

  Class C Shares                      19.94%     -1.24%***

--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions                      14.76%     -4.00%
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                         9.76%     -3.34%
--------------------------------------------------------------------------------


S&P 500 Index**** (reflects
no deduction for fees,
expenses, or taxes)                   28.69%      4.00%

--------------------------------------------------------------------------------

Lipper Large Cap Core
Funds Classification Average*****
(reflects no deduction for sales
charges or taxes)                     25.59%      1.63%
--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning October 25, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

** Class B Shares of the Fund were offered beginning October 28, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

*** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to the Fund's Class C Shares.

****   Index comparison begins on October 31, 2001.

*****  Lipper comparison begins on October 31, 2001.

WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The Lipper Large Cap Core Funds Classifications Average is a widely recognized average of mutual funds which invest in large-cap equity securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  CLASS A   CLASS B  CLASS C
                                   SHARES    SHARES   SHARES
--------------------------------------------------------------------------------


Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)         5.75%*  None      None
Maximum Deferred Sales
Charge (Load) (as a percentage
of offering price)                     None  5.00%**   1.00%***
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)          None   None      None
Exchange Fee                           None   None      None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

*** This sales charge will be imposed if you sell Class C Shares within one year of the date of purchase.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees      0.60%      0.60%     0.60%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                0.26%      0.26%     0.26%
                              ----       ----      ----
Total Annual Fund
Operating Expenses            1.11%      1.86%     1.86%


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."



EXAMPLE
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $682      $908   $1,151    $1,849

Class B Shares           $689      $885   $1,206    $2,180


Class C Shares           $289      $585   $1,006    $2,180


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $682      $908   $1,151    $1,849

Class B Shares           $189      $585   $1,006    $2,180


Class C Shares           $189      $585   $1,006    $2,180



--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------
Mid Cap Value Fund


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
U.S. mid-cap common stocks

SHARE PRICE VOLATILITY
Moderate to high

PRINCIPAL INVESTMENT STRATEGY
Attempts to identify companies with above average growth potential at an attractive price

INVESTOR PROFILE
Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns


INVESTMENT STRATEGY OF THE
MID CAP VALUE FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," i.e., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.


PRINCIPAL RISKS OF INVESTING
IN THE MID CAP VALUE FUND
--------------------------------------------------------------------------------

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Fund is a successor to a collective investment fund similarly managed by Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg"), the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 2001, when the Fund began operating, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


[Bar chart omitted--plot points as follows:]


2001                                          7.85%
2002                                        -12.62%
2003                                         35.11%



            BEST QUARTER           WORST QUARTER
               18.40%                 -14.78%
            (06/30/2003)           (09/30/2002)


AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Frank Russell Mid Cap Value Index and the Lipper Mid Cap Value Funds Classification Average.

                                                   SINCE
MID CAP VALUE FUND                   1 YEAR     INCEPTION*
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares                     27.32%       11.76%
--------------------------------------------------------------------------------

  Class B Shares                     29.18%       12.15%
--------------------------------------------------------------------------------

  Class C Shares                     33.28%       12.15%

--------------------------------------------------------------------------------
Frank Russell Mid Cap Value
Index** (reflects no deduction
for fees or expenses)                38.07%       11.70%
--------------------------------------------------------------------------------

Lipper Mid Cap Value
Funds Classification Average***
(reflects no deduction for
sales charges)                       40.02%       10.73%
--------------------------------------------------------------------------------

* Class A, Class B and Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The performance of both the Institutional Class Shares and the collective investment fund has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to each class of shares of the fund.

**   Index comparison begins on April 30, 2000.

***  Lipper comparison begins on April 30, 2000.

AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns for the periods ending December 31, 2003 to those of the Frank Russell Mid Cap Value Index and the Lipper Mid Cap Core Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's collective investment fund nor is it possible to reflect the tax impact on the collective investment fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Mid Cap Value Fund (CONTINUED)

Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class B and Class C shares will vary.

                                                   SINCE
MID CAP VALUE FUND                   1 YEAR      INCEPTION
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares                     27.32%       8.88%*
--------------------------------------------------------------------------------

  Class B Shares                     29.18%       9.83%**
--------------------------------------------------------------------------------

  Class C Shares                     33.28%      11.10%***

--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions                     27.29%       8.75%
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                       17.79%       7.52%
--------------------------------------------------------------------------------

Frank Russell Mid Cap Value
Index**** (reflects no deduction
for fees, expenses, or taxes)        38.07%      16.42%

--------------------------------------------------------------------------------

Lipper Mid Cap Value
Funds Classification Average*****
(reflects no deduction for
sales charges or taxes)              40.02%      14.95%
--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

** Class B Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

*** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to the Fund's Class C Shares.

****   Index comparison begins on October 31, 2001.

*****  Lipper comparison begins on October 31, 2001.


  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell Mid Cap Value Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth ratios.

  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

  An average is a composite of mutual funds with similar goals. The Lipper Mid Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A  CLASS B   CLASS C
                                 SHARES   SHARES    SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     5.75%*   None       None

Maximum Deferred Sales
Charge (Load) (as a percentage
of offering price)                None    5.00%**  1.00%***

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)     None     None       None


Exchange Fee                      None     None       None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

*** This sales charge will be imposed if shares are sold within one year from the date of purchase.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees      0.75%      0.75%     0.75%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                0.60%      0.60%     0.60%
                              ----       ----      ----
Total Annual Fund
Operating Expenses*           1.60%      2.35%     2.35%

* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The adviser may change or cancel this expense limitation at any time. In addition, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit. The fund's actual total operating expenses are expected to be as follows:

         Mid Cap Value Fund-- Class A Shares           1.35%
         Mid Cap Value Fund-- Class B Shares           2.10%
         Mid Cap Value Fund-- Class C Shares           2.10%


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."



EXAMPLE
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $728     $1,051  $1,396   $2,366

Class B Shares           $738     $1,033  $1,455   $2,686


Class C Shares           $338      $733   $1,255   $2,686


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $728     $1,051  $1,396    $2,366

Class B Shares           $238      $733   $1,255    $2,686


Class C Shares           $238      $733   $1,255    $2,686



--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Intermediate-Term Bond Fund


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income consistent with limited price volatility

INVESTMENT FOCUS
Fixed-income obligations of the U.S. Treasury, U.S. government agencies and U.S. corporations

SHARE PRICE VOLATILITY
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of U.S. government and corporate fixed income securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE
Conservative investors who want to receive income with limited risk of share price volatility

INVESTMENT STRATEGY OF THE
INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation among the Treasury, agency and corporate sectors for large swings caused by market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING
IN THE INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed-income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a sucessor to a common trust fund similary managed by the Adviser. For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


[Bar chart omitted--plot points as follows:]

1994                                         -2.52%
1995                                         12.12%
1996                                          3.48%
1997                                          6.43%
1998                                          8.37%
1999                                         -1.72%
2000                                          7.09%
2001                                          9.31%
2002                                         11.74%
2003                                          3.89%


            BEST QUARTER           WORST QUARTER
                5.31%                 -1.69%
            (09/30/2002)           (03/31/1994)


AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman Brothers Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Classification.


INTERMEDIATE-TERM BOND FUND  1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares            -0.79%      4.99%*      5.22%*
--------------------------------------------------------------------------------

  Class B Shares            -1.82%      4.81%**     4.90%**
--------------------------------------------------------------------------------

Lehman Intermediate
Government/
Credit Index (reflects no
deduction for fees or
expenses)                    4.30%      6.65%       6.62%
--------------------------------------------------------------------------------

Lipper Intermediate
Investment Grade
Debt Funds Average
(reflects no deduction
for sales charges)           4.55%      5.82%       4.89%
--------------------------------------------------------------------------------


* Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 applicable to the Fund's Class A Shares.


** Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class B Shares. .


                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Intermediate-Term Bond Fund (CONTINUED)


AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns for the periods ending December 31, 2003 to those of the Lehman Brothers Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A Shares. After tax returns for Class B shares will vary.


INTERMEDIATE-TERM BOND FUND          1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

  Class A Shares                    -0.79%        4.76%*
--------------------------------------------------------------------------------

  Class B Shares                    -1.82%        3.57%**
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions                    -2.34%        2.86%
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                      -0.17%        3.01%
--------------------------------------------------------------------------------

Lehman Intermediate
Government/Credit Index***
(reflects no deduction for fees,
expenses, or taxes)                  4.30%        6.45%

--------------------------------------------------------------------------------

Lipper Intermediate
Investment Grade
Debt Funds Average****
(reflects no deduction for
sales charges or taxes)             4.55%        4.85%

--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.


** Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

***  Index comparison begins on November 30, 2001.

**** Lipper comparison begins on November 30, 2001.



  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Credit Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

  The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A    CLASS B
                                        SHARES     SHARES
--------------------------------------------------------------------------------


Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)           4.50%*      None
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                          None      5.00%**
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None       None
Exchange Fee                             None       None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                                        CLASS A    CLASS B
                                         SHARES     SHARES
--------------------------------------------------------------------------------


Investment Advisory Fees                    0.45%      0.45%
Distribution and Service
(12b-1) Fees                                0.25%      1.00%
Other Expenses                              0.24%      0.24%
                                            ----       ----
Total Annual Fund
Operating Expenses                          0.94%      1.69%

For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."



EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $542      $736     $947    $1,553

Class B Shares           $672      $833   $1,118    $1,998


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $542      $736    $947     $1,553

Class B Shares           $172      $533    $918     $1,998


                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Georgia Municipal BondFund


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital

INVESTMENT FOCUS
Tax-free Georgia municipal securities

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Invest in municipal obligations which pay interest that is exempt form both federal and Georgia state income tax

INVESTOR PROFILE
Conservative taxable investors who want to receive current income exempt from federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia


INVESTMENT STRATEGY OF THE
GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman Brothers 7-Year Municipal Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.



PRINCIPAL RISKS OF INVESTING IN THE
GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is nondiversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed-income market or the fixed-income market as a whole.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund similary managed by the Adviser. For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Bar chart omitted--plot points as follows:]


1994                                         -3.31%
1995                                         10.65%
1996                                          2.63%
1997                                          5.16%
1998                                          4.43%
1999                                         -1.47%
2000                                          7.75%
2001                                          3.56%
2002                                          9.05%
2003                                          4.07%

            BEST QUARTER           WORST QUARTER
                4.58%                 -3.61%
            (09/30/2002)           (03/31/1994)


AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Classification Average.

GEORGIA MUNICIPAL BOND FUND  1 YEAR     5 YEARS    10 YEARS*
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

Class A Shares                -0.60%     3.56%       3.69%
--------------------------------------------------------------------------------

Lehman 7 Year
Municipal Bond Index
(reflects no deduction
for fees or expenses)          5.44%     5.92%       5.86%
--------------------------------------------------------------------------------

Lipper Other States
Intermediate Municipal
Debt Funds Classification
Average (reflects no
deduction for sales
charges or taxes)              3.70%     4.42%       4.58%
--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning December 21, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.

AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns for the periods ending December 31, 2003 to those of the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.



                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

Georgia Municipal BondFund (CONTINUED)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GEORGIA MUNICIPAL BOND FUND
--CLASS A SHARES                      1 YEAR SINCE INCEPTION*
--------------------------------------------------------------------------------

Fund Returns Before Taxes
--------------------------------------------------------------------------------

Class A Shares                        -0.60%        4.11%
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions                      -0.88%        3.87%
--------------------------------------------------------------------------------

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                         0.76%        3.85%

--------------------------------------------------------------------------------

Lehman 7 Year Municipal
Bond Index** (reflects no
deduction for fees,
expenses, or taxes)                    5.44%        7.86%

--------------------------------------------------------------------------------

Lipper Other States
Intermediate Municipal
Debt Funds Classification Average***
(reflects no deduction for
sales charges or taxes)                3.70%        5.84%

--------------------------------------------------------------------------------

* Class A Shares of the Fund were offered beginning December 21, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.


**   Index comparisons begin on December 31, 2001.

***  Lipper comparisons begin on December 31, 2001.


  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index of investment-grade municipal bonds with a maturity range of four to six years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.


  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------


  An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Funds Classification Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)      4.50%*

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                 None


Exchange Fee                                        None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."




ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS A SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                             0.45%
Distribution and Service (12b-1) Fees                0.25%
Other Expenses                                       0.39%
                                                     ----
Total Annual Fund Operating Expenses                 1.09%


For more information about these fees, see
"Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."



EXAMPLE
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $556      $781   $1,024    $1,719


                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------

More Information About Risk


EQUITY RISK
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK
--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market values of fixed-income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer-maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed-income securities may be subject to the following additional risks:

      CALL RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      The possibility that an issuer will be unable to make timely payments of either principal or interest.

      EVENT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Funds' multiple holdings.

      MORTGAGE-BACKED SECURITIES
      INTERMEDIATE-TERM BOND FUND

      Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

      MUNICIPAL ISSUER RISK
      GEORGIA MUNICIPAL BOND FUND

      There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund may also be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

Synovus Investment Advisors, Inc. ("SIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment program. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.


SIA is a subsidiary of Synovus Financial Corp. ("Synovus") and was formed primarily to provide asset management services to the Funds and other clients of Synovus. As of December 31, 2003, SIA managed approximately $6.6 billion in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a diverse financial services company with more than $21 billion in assets as of December 31, 2003 and a tradition of serving clients for over a century. Synovus is based in Columbus, Georgia and operates banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennesee. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2003, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:


Large Cap Core Equity Fund                  0.60%


Mid Cap Value Fund                          0.50%


Intermediate-Term Bond Fund                 0.45%

Georgia Municipal Bond Fund                 0.45%

ADDITIONAL COMPENSATION
Synovus and its affiliates may act as fiduciary or provide services in various nonfiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 and other trust or agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and nonfiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES AND DISTRIBUTION AND
SERVICING (12B-1) FEES
Brokerage firms affiliated with Synovus, including Synovus Securities, Inc., acting as dealer in connection with the sale of Retail Shares (Class A, B or C) of the Funds, are entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Retail Shares are held through Synovus or any of its affiliates providing custodial, brokerage or investment-related services, including Synovus Securities, Inc., those entities may receive the distribution and/or servicing fees, payable from the Fund's assets, applicable to that class of shares. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.

BROKERAGE TRANSACTIONS
When purchasing and selling portfolio securities for the Funds, SIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the SAI.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Synovus Investment Advisors, Inc. ("Synovus Investment Advisors") manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

Mark J. Brown is Chief Investment Officer with over 23 years of experience managing trust assets. He is responsible for each Fund's overall investment strategy. Mr. Brown co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.

Megan L. Busby, CFA, is a Vice President and Senior Portfolio Manager with over 17 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from the Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice President and Senior Portfolio Manager with over 18 years of investment experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Dan Davidson, CFP, is a Vice President and Senior Portfolio Manager with over 15 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice President and Senior Portfolio Manager with over 23 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples bank which was ultimately acquired by Bank of America.

Neal Price is a Vice President and Senior Portfolio Manager with over 18 years of investment experience. Mr. Price co-manages the Large Cap Core Equity, Intermediate-Term Bond Fund, and Georgia Municipal Bond Funds. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honor Society for Business and the Alabama Security Dealers Association.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Nathan Love is a Portfolio Manager who has been with Synovus since 1998. Mr. Love co-manages the Large Cap Core Equity Fund, the Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree at the Citadel, the Military College of South Carolina and is a graduate of Cannon Financial Institute.

Zachary D. Farmer is an Assistant Vice President and Portfolio Manager. Mr. Farmer co-manages the Large Cap Core Equity Fund. He earned a BS degree in finance from Auburn University in 1997. He joined Synovus in 1997.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity, Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree in finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management team in 2000.


SUB-ADVISER
--------------------------------------------------------------------------------

Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment Sub-Adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg uses a team investment process to select, buy and sell securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg. Mr. Steinberg oversees the firm's investment process and is the primary manager of the Mid Cap Value Fund. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the firm with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds a BA from Duke University and an MBA from Wharton Graduate School of Finance.

Barry R. Sloane is a Managing Director and Partner at Steinberg responsible for asset gathering and client service. Prior to joining Steinberg in 2002, Mr. Sloane served as Region Head at the Cititgroup Private Bank, Group Executive of Credit Suisse Private Banking (North America), a Senior Vice President at J. &
W. Seligman Trust Company, a Vice President at the Private Bank at Banker's Trust Company, and a Financial Consultant for the Private Client Group at Shearson Lehman Brothers. Mr. Sloane holds a BA and MPA from Harvard University.


YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Synovus Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  Synovus Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (866) 330-1111

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
  Bankers Trust Company
  New York, New York
  ABA #021001033
  For credit to:
  Forum Shareholder Services, LLC
  Account #01-465-547
  (Fund Name)
  (Your Name)
  (Your Account Number)

                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS
--------------------------------------------------------------------------------


GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 24 through 27). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

THE FUNDS DO NOT ISSUE SHARE CERTIFICATES.
If you purchase shares directly from the Funds, you will receive periodic statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

You may also buy or sell shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedure which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


PURCHASING, SELLING AND EXCHANGING
FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B, and Class C Shares of the Funds.

The classes have different expenses and other characteristics.

CLASS A SHARES
      o Front-end sales charge
      o 12b-1 fees
      o $2,500 minimum initial investment


CLASS B SHARES
      o Contingent deferred sales charge
      o Higher 12b-1 fees
      o $2,500 minimum initial investment
      o Convert to Class A Shares after 8 years

CLASS C SHARES
      o Contingent deferred sales charges
      o Higher 12b-1 fees
      o $2,500 minimum initial investment


For some investors the minimum initial investment may be lower.

Shares are for individual and institutional investors.


HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

You may purchase shares directly by:

     o Mail
     o Telephone
     o Wire
     o Direct Deposit, or
     o Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in an account application. If you need an appli-cation or have questions, please call 1-866-330-1111. To establish an IRA account, please contact your Synovus financial representative.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO MAKE PAYMENTS

All investments must be in U.S. dollars and checks must be drawn on U.S. financial institutions and made payable to "Synovus Funds."

CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Synovus Funds" or to one or more owners of the account and endorsed to "Synovus Funds." For all other accounts, the check must be made payable on its face to "Synovus Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

WIRES. Instruct your financial institution to make a federal funds wire payment to us. Your financial institution may charge you a fee for this service.


ACCOUNT REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------------
TYPE OF ACCOUNT                                                                      REQUIREMENT
-----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP                                                      o    Instructions must be signed by all persons
AND JOINT ACCOUNTS                                                                        required to sign exactly as
Individual accounts are owned by one person, as are sole proprietorship                   their names appear on the account.
accounts. Joint accounts have two or more owners.
-----------------------------------------------------------------------------------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR                                                        o    Depending on state laws, you can set up a
(UGMA, UTMA)                                                                              custodial account under the UGMA
These custodial accounts provide a way to give money to a child and obtain tax            or the UTMA.
benefits.
                                                                                     o    The custodian must sign instructions in
                                                                                          a manner indicating custodial capacity.
-----------------------------------------------------------------------------------------------------------------------------------
BUSINESS ENTITIES                                                                    o    Submit a Corporate/Organization Resolution
                                                                                          form or similar document.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     o    The trust must be established before an
                                                                                          account can be opened.

TRUSTS                                                                               o    Provide a certified trust document,
                                                                                          or the pages from the trust document,
                                                                                          that identify the trustees.
-----------------------------------------------------------------------------------------------------------------------------------


                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------

PROSPECTUS
--------------------------------------------------------------------------------


INVESTMENT PROCEDURES
--------------------------------------------------------------------------------

                             HOW TO OPEN AN ACCOUNT

BY CHECK
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o   Complete the application (and resolution form)
o   Mail us your application (and resolution form) and a check

BY WIRE
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o   Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o   Mail us your original application (and resolution form)
o   Instruct your financial institution to wire your money to us

BY ACH PAYMENT
o   Call or write us for an account application
o   Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o   Mail us your original application (and resolution form)
o We can electronically debit your purchase proceeds from your selected account

                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK
o   Fill out an investment slip from a confirmation or write us a letter
o   Write your account number on your check
o   Mail us the slip (or your letter) and the check

BY WIRE
o   Call to notify us of your incoming wire
o   Instruct your financial institution to wire your money to us

BY SYSTEMATIC INVESTMENT
o   Complete the systematic investment section of the application
o   Attach a voided check to your application
o   Mail us the completed application and voided check

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.


The Fund accepts checks and ACH transfers at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

The price per share (the offering price) will be the net asset value (NAV) per share next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.



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HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Trust's Board of Trustees.

MINIMUM PURCHASES
To purchase shares for the first time, you must invest at least $2,500 ($500 for an IRA or other tax-qualified account) in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $10 ($50 for an IRA or other tax-qualified account), but you may not invest more than $250,000 in Class B Shares or $1,000,000 in Class C Shares in a single transaction.

A Fund may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase Shares automatically through regular deductions from your account in amounts of at least $50 per month.


SALES CHARGES
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FRONT-END SALES CHARGES -- CLASS A

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:



                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
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LARGE CAP CORE EQUITY FUND           Less than $50,000                         5.75%                             6.10%
MID CAP VALUE FUND                   $50,000 but less than
                                     $100,000                                  4.50%                             4.71%
                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%
                                     $250,000 but less than
                                     $500,000                                  2.60%                             2.67%
                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%
                                     $1,000,000 and over*                       None                             None

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PROSPECTUS
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SALES CHARGES (CONTINUED)
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                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
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INTERMEDIATE-TERM BOND FUND          Less than $50,000                         4.50%                             4.71%
GEORGIA MUNICIPAL BOND FUND          $50,000 but less than
                                     $100,000                                  4.00%                             4.17%
                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%
                                     $250,000 but less than
                                     $500,000                                  2.50%                             2.56%
                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%
                                     $1,000,000 and over*                      None                               None

* Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, Synovus may pay dealers a 1.00% commission for these transactions.

You may qualify for reduced sales charges or sales charges waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.


WAIVER OF FRONT-END SALES CHARGE --
CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


o   through reinvestment of dividends and distributions;

o   through a Synovus asset allocation account;

o by persons repurchasing shares they redeemed within the last 90 days (see Repurchase of Class A Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of Synovus and its affiliates;

o   by employees and retirees of the Administrator or Distributor;

o   by Trustees and officers of The Advisors' Inner Circle Fund;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with Synovus;

o by persons investing an amount less than or equal to the value of an account distribution when an

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    account for which a bank affiliated with Synovus acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.


REPURCHASE OF CLASS A SHARES


You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGES -- CLASS A

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, a Fund


                                                        (CONTINUED ON NEXT PAGE)

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will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


CONTINGENT DEFERRED SALES CHARGES (CDSC) --
CLASS B SHARES AND CLASS C SHARES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within six years after your purchase, you will pay a contingent deferred sales charge as described in the table below for either (1) the NAV of the shares at the time of purchase, or
(2)the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund. Similarly, if you sell Class C Shares within one year after your purchase, you will pay a CDSC of 1.00% for the NAV of shares at the time of purchase.


                               CONTINGENT DEFERRED SALES
                               CHARGE AS A PERCENTAGE OF
                               DOLLAR AMOUNT SUBJECT TO
YEAR SINCE PURCHASE          CHARGE -- CLASS B SHARES ONLY
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First                                    5.00%
Second                                   4.00%
Third                                    3.00%
Fourth                                   3.00%
Fifth                                    2.00%
Sixth                                    1.00%
Seventh                                  None
Eighth                                   None
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The contingent deferred sales charge will be waived if you sell either your Class B or Class C Shares for the following reasons:

o   to make certain withdrawals from a qualified retirement plan; or

o   because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days

HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL

o   Prepare a written request including:

    o   Your name(s) and signature(s)

    o   Your account number

    o   The Fund name

    o   The dollar amount or number of shares you want to sell

    o   How and where to send the redemption proceeds

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o   Obtain a signature guarantee (if required)

o   Obtain other documentation (if required)

o   Mail us your request and documentation

BY WIRE

o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemptions on your account application

o Make your request by telephone (unless you declined telephone redemption privileges on your account application) (See "By Telephone"), or

o   Mail us your request (See "By Mail")

BY TELEPHONE

o Make your request by telephone (unless you declined telephone redemption privileges on your account application)

o   Provide the following information: o Your account number

    o   Exact name(s) in which the account is registered

    o   Additional form of identification

    o   Redemption proceeds will be:

    o   Mailed to you or

    o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY

o   Complete the systematic withdrawal section of the application

o   Attach a voided check to your application

o   Mail us your completed application


TELEPHONE REDEMPTION PRIVILEGES

You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.


WIRE REDEMPTION PRIVILEGES

You may redeem your shares and have the proceeds wired to you if you provided correct wiring instruction and you did not decline telephone redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

o   Written requests to redeem $50,000 or more

o   Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address or financial institution account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

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PROSPECTUS
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The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund.


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sales as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $2,500, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

LOST ACCOUNTS

The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

HOW TO EXCHANGE YOUR SHARES

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


You may exchange Class A, B or C Shares of any Fund for the same class of shares of any other Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales, charge there is no incremental sales charge for the exchange.

YOU MAY MAKE EXCHANGES ONLY BETWEEN IDENTICALLY REGISTERED ACCOUNTS (NAME(S), ADDRESS AND TAXPAYER ID NUMBER). YOU MAY EXCHANGE YOUR SHARES BY MAIL OR TELEPHONE, UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.

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HOW TO EXCHANGE

BY MAIL
o   Prepare a written request including:
    o   Your name(s) and signature(s)
    o   Your account number
    o   The names of each fund you are exchanging
    o   The dollar amount or number of shares you want to sell (and exchange)

o Open a new account and complete an account application if you are requesting different shareholder privileges

o   Obtain a signature guarantee (if required)

o   Mail us your request and documentation

BY TELEPHONE

o Make your request by telephone (unless you declined telephone exchange privileges on your account application)

o   Provide the following information:
    o   Your account number
    o   Exact name(s) in which account is registered
    o   Additional form of identification

TELEPHONE EXCHANGE PRIVILEGES

YOU MAY EXCHANGE YOUR SHARES BY TELEPHONE UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.


DISTRIBUTION OF FUND SHARES
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ach Fund has adopted a distribution plan that allows Class A, B and C Shares of the Funds to pay distribution and service fees for the sale and distribution of shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are as follows:


           Class A                      0.25%
           Class B                      1.00%
           Class C                      1.00%


OTHER POLICIES
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EXCESSIVE TRADING
Each Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Funds can disrupt portfolio investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Each Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds reasonably believe that the trading activity in the account(s) would be disruptive to the Funds. For example, a Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Funds and/or their service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Funds and/or their service providers may not be able to detect or prevent all instances of short-term trading. For example, a Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.


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The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The Funds intend to fully comply with these rules when they are adopted.


CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.


In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.


However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS
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Each Fund declares dividends and distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND             DECLARED AND
                                       PAID MONTHLY

MID CAP VALUE FUND                     DECLARED AND PAID
                                       ANNUALLY

INTERMEDIATE-TERM BOND FUND            DECLARED DAILY AND
                                       PAID MONTHLY

GEORGIA MUNICIPAL BOND FUND            DECLARED DAILY AND
                                       PAID MONTHLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

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You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES
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PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains and distributions of qualified dividend income distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER SYNOVUS FUND IS TREATED THE SAME AS A SALE.


The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

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PROSPECTUS
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FINANCIAL HIGHLIGHTS
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The table that follows presents performance information about Class A, Class B, and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2002 and 2003 has been audited by KPMG LLP, independent auditors of the Funds. The information for the prior periods has been audited by predecessor independent accounting firms. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the fund which is available upon request by calling the fund at 1-866-330-1111.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31,


                                             Realized and
              Net Asset                       Unrealized                       Distributions      Distributions           Total
                Value            Net            Gains             Total          from Net           from Net            Dividends
              Beginning      Investment      (Losses) on          from          Investment         Investment              and
              of Period        Income         Securities       Operations         Income              Gain            Distributions
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LARGE CAP CORE EQUITY FUND
CLASS A
2003           $8.09            $0.05            $1.27           $1.32            $(0.05)             $  --             $(0.05)
2002            9.82             0.04            (1.73)          (1.69)            (0.04)                --              (0.04)
2001(1)        10.10               --            (0.28)          (0.28)               --                 --                 --
CLASS B
2003           $8.07           $(0.01)           $1.28           $1.27            $(0.02)             $  --             $(0.02)
2002            9.83               --            (1.74)          (1.74)            (0.02)                --              (0.02)
2001(2)        10.16               --            (0.33)          (0.33)               --                 --                 --
CLASS C
2003           $8.07           $(0.01)           $1.28           $1.27            $(0.02)             $  --             $(0.02)
2002            9.82               --            (1.73)          (1.73)            (0.02)                --              (0.02)
2001(3)         9.97               --            (0.15)          (0.15)               --                 --                 --
MID CAP VALUE FUND
CLASS A
2003++         $8.94            $0.02            $2.88           $2.90            $(0.05)             $  --             $(0.05)
2002            9.88             0.07            (1.00)          (0.93)               --              (0.01)             (0.01)
2001(3)         9.91               --            (0.03)          (0.03)               --                 --                 --
CLASS B
2003++         $8.88           $(0.06)           $2.86           $2.80             $  --              $  --              $  --
2002            9.88             0.01            (1.00)          (0.99)               --              (0.01)             (0.01)
2001(3)         9.91               --            (0.03)          (0.03)               --                 --                 --
CLASS C
2003++         $8.88           $(0.06)           $2.87           $2.81             $  --              $  --              $  --
2002            9.87             0.02            (1.00)          (0.98)               --              (0.01)             (0.01)
2001(3)         9.91               --            (0.04)          (0.04)               --                --                  --
INTERMEDIATE-TERM BOND FUND
CLASS A
2003          $10.36            $0.34            $0.24           $0.58            $(0.34)            $(0.17)            $(0.51)
2002(4)         9.97             0.41             0.40            0.81             (0.41)             (0.01)             (0.42)
CLASS B
2003          $10.36            $0.26            $0.23           $0.49            $(0.26)            $(0.17)            $(0.43)
2002(5)        10.21             0.33             0.16            0.49             (0.33)             (0.01)             (0.34)
GEORGIA MUNICIPAL BOND FUND
CLASS A
2003          $10.18            $0.30            $0.10           $0.40            $(0.30)            $(0.06)            $(0.36)
2002(6)         9.71             0.26             0.47            0.73             (0.26)                --              (0.26)


+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN/ (LOSSES) CALCULATED USING AVERAGE SHARES.
(1) COMMENCED OPERATIONS ON OCTOBER 25, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON OCTOBER 28, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                                 Ratio of
                                                                                                 Expenses
                                                                          Ratio of              to Average
  Net                                                                        Net                Net Assets
 Asset                           Net Assets,         Ratio of            Investment             (Excluding
 Value                             End of           Expenses to         Income (Loss)             Waivers         Portfolio
End of          Total              Period             Average            to Average                 and           Turnover
Period          Return+             (000)           Net Assets           Net Assets           Reimbursements)       Rate
--------------------------------------------------------------------------------------------------------------------------------
 $9.36          16.43%             $6,567              1.11%               0.49%                    1.11%           23.83%
  8.09         (17.22)              1,855              1.08                0.54                     1.08            23.81
  9.82          (2.77)                 40              1.25               (0.45)                    1.66             3.02

 $9.32          15.75%             $1,276(1)           1.86%              (0.24)%                   1.86%           23.83%
  8.07         (17.75)                735              1.84               (0.21)                    1.84            23.81
  9.83          (3.25)                 15              2.00               (0.96)                    2.49             3.02

 $9.32          15.74%             $4,028(1)           1.86%              (0.23)%                   1.86%           23.83%
  8.07         (17.65)              2,679              1.82               (0.19)                    1.82            23.81
  9.82          (1.50)                 16              2.00               (0.83)                    2.40             3.02


$11.79          32.57%             $3,356              1.35%              (0.03)%                   1.60%           44.99%
  8.94          (9.42)              1,232              1.35                1.05                     1.69            36.34
  9.88          (0.30)                 51              1.35               (0.22)                    3.37             5.14

$11.68          31.53%             $3,224              2.10%              (0.08)%                   2.35%           44.99%
  8.88         (10.04)              1,254              2.10                0.12                     2.48            36.34
  9.88          (0.30)                 97              2.10               (0.72)                    4.23             5.14

$11.69          31.64%             $4,013              2.10%              (0.81)%                   2.35%           44.99
  8.88          (9.95)              1,910              2.10                0.27                     2.46            36.34
  9.87          (0.40)                 19              2.10               (0.94)                    4.02             5.14


$10.43           5.71%             $4,569              0.94%               3.11%                    0.94%           47.26%
 10.36           8.37                 852              0.94                4.12                     0.94            44.70

$10.42           4.81%             $1,245              1.69%               2.39%                    1.69%           47.26%
 10.36           4.97                 334              1.69                3.21                     1.69            44.70


$10.22           3.99%               $680              1.09%               2.88%                    1.09%           40.70%
 10.18           7.65                 461              1.17                3.09                     1.17            40.70

(3) COMMENCED OPERATIONS ON OCTOBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE, BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON NOVEMBER 19, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) COMMENCED OPERATIONS ON NOVEMBER 7, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) COMMENCED OPERATIONS ON DECEMBER 21, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

--------------------------------------------------------------------------------

NOTES
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                                       36

THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------

Synovus Funds

HOW TO OBTAIN MORE INFORMATION
ABOUT THE SYNOVUS FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Synovus Investment Advisors, Inc.
P.O. Box 120
Columbus, GA 31902-0120


DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2004, includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends, and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT
OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
            Synovus Funds
            c/o SEI Investments Distribution Co.
            One Freedom Valley Drive
            Oaks, PA 19456


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Funds, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                          CHARTWELL LARGE CAP CORE FUND
                    (formerly Chartwell Large Cap Value Fund)
                         CHARTWELL SMALL CAP VALUE FUND

                    series of THE ADVISORS' INNER CIRCLE FUND

                                  March 1, 2004

                               Investment Advisor:
                          CHARTWELL INVESTMENT PARTNERS


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Chartwell Large Cap Core Fund (the "Large Cap Fund") and the Chartwell Small Cap Value Fund (the "Small Cap Fund" and, together with the Large Cap Fund, the "Funds"). This SAI should be read in conjunction with the each Fund's prospectus dated March 1, 2004. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2003 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at
(610)-296-1400.


                                Table of Contents

THE TRUST..................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES............S-2
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-3
INVESTMENT LIMITATIONS....................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST........................................S-11
THE ADVISOR...............................................................S-17
THE ADMINISTRATOR.........................................................S-18
THE DISTRIBUTOR...........................................................S-19
FUND TRANSACTIONS.........................................................S-20
PORTFOLIO TURNOVER........................................................S-23
PURCHASE AND REDEMPTION OF FUND SHARES....................................S-23
DETERMINATION OF NET ASSET VALUE..........................................S-24
DIVIDENDS AND DISTRIBUTIONS...............................................S-25
TAXES.....................................................................S-25
THE TRANSFER AGENT........................................................S-28
THE CUSTODIAN.............................................................S-29
INDEPENDENT PUBLIC ACCOUNTANT.............................................S-29
LEGAL COUNSEL.............................................................S-29
DESCRIPTION OF SHARES.....................................................S-29
SHAREHOLDER LIABILITY.....................................................S-29
LIMITATION OF TRUSTEES' LIABILITY.........................................S-30
CODE OF ETHICS............................................................S-30
5% AND 25% SHAREHOLDERS...................................................S-31
APPENDIX A - RATINGS.......................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES..........................B-1

March 1, 2004

THE TRUST


General. Each fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and would be subject to liabilities related thereto. Generally, each Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


Description of Multiple Classes of Shares. The Trust is authorized to offer multiple classes of shares of its funds. Each Fund currently offers Institutional Class shares and Advisor Class shares. Additional classes may be created from time to time. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the investor eligibility requirements. Sales charges and investor eligibility requirements are described in the Funds' prospectuses. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor."


History of the Funds. Each of the Funds was established as part of an Agreement and Plan of Reorganization ("Reorganization Plan"). As a result of the Reorganization Plan, the Large Cap Fund assumed all of the assets and liabilities of the Advisors Series Trust Chartwell Large Cap Value Fund and the Small Cap Fund assumed all of the assets and liabilities of the Advisors Series Trust Chartwell Small Cap Value Fund (each a "Predecessor Fund" and together the "Predecessor Funds"), effective December 9, 2002 (the "Reorganization Date"). All of the assets and liabilities of each Predecessor Fund were transferred to its corresponding successor Fund in connection with each successor Fund's commencement of operations on the Reorganization Date. Each Fund is the successor to the corresponding Predecessor Fund's performance and financial history, and the "Performance Information" for each Fund contained in the prospectuses and this SAI reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization Date. Each Predecessor Fund's date of inception was October 1, 1999.


Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Investment Objective. The investment objective of each Fund is growth of capital, with a secondary objective to provide current income. Each Fund's investment objective is fundamental, and may not be changed without the consent of shareholders. There is no assurance that either Fund will achieve its objectives.

Classification. The Funds are classified as "diversified" under the federal securities laws, which means as to 75% of each Fund's total assets (1) no more than 5% may be in the securities of a single issuer, and (2) neither Fund may hold more than 10% of the outstanding voting securities of a single issuer. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

Investment Policies. This discussion supplements information contained in the Funds' Prospectuses as to the investment policies of the Funds. The Large Cap Fund invests at least 80% of its net assets in equity securities of large companies with a market capitalization in excess of $1 billion ("large cap companies") under normal market conditions. The Small Cap Fund invests at least 80% of its net assets in the equity securities of smaller companies with a market capitalization between $100 million and $2.5 billion ("small cap companies") under normal market conditions. The Funds may also invest in dollar denominated equity securities of foreign companies and in American Depositary Receipts ("ADRs").

Although the Funds will normally be as fully invested as practicable in equity securities (common stocks, preferred stocks, convertible securities and warrants) as described above, as secondary investment strategies and consistent with their investment objectives, each Fund may also invest up to 20% of its total assets in cash, cash equivalents or other short term investments, such as money market securities and repurchase agreements for liquidity and cash management purposes or if the Advisor determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may increase this percentage up to 100%.

In addition, each Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, a Fund may engage in the purchase and sale of stock index futures contracts and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. The Funds will engage in such transactions to hedge existing positions and in pursuit of their investment objectives.

Each Fund may also engage in securities lending.

DESCRIPTION OF PERMITTED INVESTMENTS


The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective and permitted by the Fund's stated investment policies.


Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

    Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o Small Capitalization Issuers. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities and American Depositary Receipts (ADRs). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of Trust's Board of Trustees, the Advisor determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each of the Funds will not invest more than 15% of its net assets in illiquid securities. If the value of a Fund's holdings of illiquid securities at any time exceeds this percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


Futures And Options On Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by a Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Options. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Each Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities or securities indices or currencies, as the Advisor determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Securities Lending. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Neither Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short-Term Investments. The Funds may invest in any of the following securities and instruments for cash management or other purposes:

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Advisor believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Advisor. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies. A Fund may invest in money market mutual funds in connection with its management of daily cash positions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

INVESTMENT LIMITATIONS

Fundamental Policies. Each Fund's investment objective and the following are fundamental policies of the Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund is diversified. This means that as to 75% of each Fund's total assets
(1) no more than 5% may be in the securities of a single issuer, and (2) neither Fund may hold more than 10% of the outstanding voting securities of a single issuer.

In addition, neither Fund may:

1. Make loans to others, except that each Fund may: (a) purchase debt securities in accordance with its investment objective and policies; (b) enter into repurchase agreements and (c) lend its portfolio securities.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed for temporary purposes in an amount not exceeding 5% of its total assets.

3. Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.

4. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Purchase or sell real estate, physical commodities or commodity contracts, except that a Fund may purchase: (a) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures and options on such contracts.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

7. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.

Non-fundamental Policies. The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

8.  Invest in any issuer for purposes of exercising control or management.

9. Invest in securities of other investment companies except as permitted under the 1940 Act.

10. Invest, in the aggregate, more than 15% of its net assets in illiquid securities.

11. With respect to the Large Cap Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of large cap companies. This non-fundamental policy may be changed by the Board of Trustees upon at least 60 days' notice to Fund shareholders.

12. With respect to the Small Cap Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of small cap companies. This non-fundamental policy may be changed by the Board of Trustees upon at least 60 days' notice to Fund shareholders.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time a transaction is effected; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

TRUSTEES AND OFFICERS OF THE TRUST


Board Responsibilities. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 44 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Global Assets Fund, plc, SEI Global Investments Fund, LP, SEI Global Master Fund, plc, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of the Distributor since 2003. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer (Emeritus), Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Attorney, Solo Practitioner since 1994. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Absolute Return Master Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Opportunity Master Fund and SEI Tax Exempt Trust.

----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met nineteen times in the most recently completed Trust fiscal year.

o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Advisor," Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as other information that the Advisor and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the Advisory Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to approve the Advisory Agreement for an initial two-year term.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                            Dollar Range of          Aggregate Dollar Range of
Name                      Fund Shares (Fund)*            Shares (All Funds)*
--------------------------------------------------------------------------------
Nesher                   None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Cooney                   None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Doran                    None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Patterson                None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Peters                   None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Storey                   None (Large Cap Fund)                  None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------
Sullivan                 None (Large Cap Fund)                None
                         None (Small Cap Fund)
--------------------------------------------------------------------------------

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* Valuation date is December 31, 2003.


Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


--------------------------------------------------------------------------------
                              Pension or                             Total
                              Retirement                          Compensation
                           Benefits Accrued   Estimated Annual   from the Trust
             Aggregate     as Part of Fund     Benefits Upon       and Fund
Name        Compensation     Expenses           Retirement         Complex*
--------------------------------------------------------------------------------
Nesher           $0              N/A               N/A                 $0
--------------------------------------------------------------------------------
Cooney        $36,354            N/A               N/A              $36,354
--------------------------------------------------------------------------------
Doran            $0              N/A               N/A                 $0
--------------------------------------------------------------------------------
Patterson     $36,354            N/A               N/A              $36,354
--------------------------------------------------------------------------------
Peters        $36,354            N/A               N/A              $36,354
--------------------------------------------------------------------------------
Storey        $36,354            N/A               N/A              $36,354
--------------------------------------------------------------------------------
Sullivan      $36,354            N/A               N/A              $36,354
--------------------------------------------------------------------------------

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*   The Trust is the only investment company in the "Fund Complex."

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as Officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES F. VOLK (DOB 08/28/62)--President (since 2003) --Senior Operations Officer, SEI Funds Accounting and Administration since 1996. Assistant Chief Accountant for the U.S. Securities and Exchange Commission, 1993-1996. Audit Manager, Coopers & Lybrand LLP, 1985-1993.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64)-- Co-Controller and Co-Chief Financial Officer (since 2003)-- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
1999) -- Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator and Assistant Secretary of the Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

CORI DAGGETT (DOB 10/03/61) -- Vice President and Assistant Secretary (since
2003) -- Employed by SEI Investments since 2003. Associate at Drinker, Biddle & Reath, 1998-2003.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. McCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) --Vice President and Secretary (since
2000) -- Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998 - 2000. Associate at Pepper Hamilton LLP (law firm), 1997 - 1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.






JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Assistant Secretary of the Administrator, and

General Counsel, Vice President and Secretary of the Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since 2002)
- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000.


THE ADVISOR


General. Chartwell Investment Partners is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The principal business address of the Advisor is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is wholly owned by its employees. As of December 31, 2003, total assets under management were approximately $ 6.8 billion. As required by Rule 204-2(a)(16) of the Investment Advisers Act of 1940 and interpretations thereunder, Chartwell maintains the records necessary to support the calculations of performance of the Disciplined Core private accounts that is disclosed in the prospectuses under the heading "Performance of Comparable Accounts."


Advisory Agreement with the Trust. The Trust and the Advisor have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor serves as the investment advisor and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30-days' nor more than 60-days' written notice to the Advisor, or by the Advisor on 90-days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Advisor. In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the prospectuses. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. In addition, the Advisor may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Tables contained in the prospectuses (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses.


The following table shows the advisory fees paid by the Predecessor Funds for the fiscal years ended August 31, 2001 and August 31, 2002 and by the Funds for the period commencing September 1, 2002 and ending December 6, 2002 and for the fiscal year ended October 31, 2003.

------------------------------------------------------------------------------------------------
                               Fees Paid                           Fees Waived*
------------------------------------------------------------------------------------------------
                                     9/1/02    12/7/02                          9/1/02   12/7/02
                                    through    through                        through   through
     Fund          2001     2002    12/6/02   10/31/03    2001       2002     12/6/02   10/31/03
------------------------------------------------------------------------------------------------
Large Cap Fund   $12,373   $6,889       $0     $ 3,001   $84,611   $101,510   $24,076   $81,614
------------------------------------------------------------------------------------------------
Small Cap Fund      $0       $0         $0     $92,626   $31,727   $ 73,003   $28,225   $52,563
------------------------------------------------------------------------------------------------

----------
* For the fiscal period ended August 31, 2001, the Advisor reimbursed expenses of $56,332 for the Small Cap Predecessor Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds. For the fiscal period ended August 31, 2002, the Advisor reimbursed expenses of $26,648 for the Small Cap Predecessor Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds. For the period from September 1, 2002 to December 6, 2002, the Advisor reimbursed expenses of $14,964 for the Large Cap Fund and $9,942 for the Small Cap Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds. For the fiscal period ended October 31, 2003, the Advisor additionally reimbursed expenses of $0 for the Large Cap Fund and $0 for the Small Cap Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds.


THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% for the first $250 million in assets and 0.09% for all assets greater than $250 million. The minimum fee is $180,000 for both portfolios, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

The following table shows the administration fees paid by the Predecessor Funds for the fiscal years ended August 31, 2001 and 2002 and by the Funds for the period commencing September 1, 2002 and ending December 6, 2002 and for the fiscal year ended October 31, 2003.


-------------------------------------------------------------
                                Administration Fee*
-------------------------------------------------------------
                                         9/1/02      12/9/02
                                        through      through
Fund               2001      2002       12/6/02      10/31/03
-------------------------------------------------------------
Large Cap Fund   $41,936   $46,374      $17,866      $14,288
-------------------------------------------------------------
Small Cap Fund   $30,000   $37,356      $17,590      $16,868
-------------------------------------------------------------


----------
*   U.S. Bancorp Fund Services, LLC (formerly Investment Company
    Administration, LLC) served as the administrator to the Predecessor Funds.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Distribution Plan. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Advisor Class shares of the Funds will pay the Distributor a fee of 0.25% of each Fund's average daily net assets attributable to Advisor Class shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the National Association of Securities Dealer ("NASD") rules concerning sales charges.


For the fiscal year ended October 31, 2003, the Advisor Class shares of the Large Cap Fund paid the Distributor $2 and the Advisor Class shares of the Small Cap Fund paid the Distributor $213, each pursuant to the Plan. For the period commencing September 1, 2002 and ending December 6, 2002, the Advisor Class shares of the Large Cap Fund paid the Distributor $1 and the Advisor Class shares of the Small Cap Fund paid the Distributor $64, pursuant to the Plan.


FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The following table shows the aggregate brokerage commissions on portfolio transactions paid by the Predecessor Funds for the fiscal years ended August 31, 2001 and 2002 and paid by the Funds for the period commencing September 1, 2002 and ending December 6, 2002 and for the fiscal year ended October 31, 2003.


--------------------------------------------------------------------
               Aggregate Dollar Amount of Brokerage Commissions Paid
--------------------------------------------------------------------
                                               9/1/02
                                              through
Fund                  2001         2002       12/6/02        2003
--------------------------------------------------------------------
Large Cap Fund      $95,621      $125,914      $34,868      $111,478
Small Cap Fund      $17,311      $42,163       $12,034      $172,581


Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


--------------------------------------------------------------------------------
                   Total Dollar Amount       Total Dollar Amount of Transactions
                     of Brokerage                   Involving Brokerage
                    Commissions for                   Commissions for
Fund               Research Services                 Research Services
--------------------------------------------------------------------------------
Large Cap Fund          $28,494                          $30,354,330
--------------------------------------------------------------------------------
Small Cap Fund          $34,954                          $13,303,218
--------------------------------------------------------------------------------


Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Predecessor Funds did not engage in portfolio transactions effected by affiliated brokers for the fiscal years ended August 31, 2001 and 2002. The Funds did not engage in portfolio transactions effected by affiliated brokers for the period commencing September 1, 2002 and ending December 9, 2002 and for the fiscal year ended October 31, 2003.

Securities of "Regular Broker-Dealers." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2003, neither Fund held securities of regular brokers and dealers.


PORTFOLIO TURNOVER


Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of them they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended August 31, 2001 and 2002, the period commencing September 1, 2002 and ending December 6, 2002, and the fiscal year ended October 31, 2003, the Large Cap Fund had a portfolio turnover rate of 173.68%, 190.54%, 65.60% and 183.74%, respectively. For the fiscal years ended August 31, 2001 and 2002, the period commencing September 1, 2002 and ending December 6, 2002, and the fiscal year ended October 31, 2003, the Small Cap Fund had a portfolio turnover rate of 68.13%, 52.09%, 18.39% and 84.00%, respectively.


PURCHASE AND REDEMPTION OF FUND SHARES

The information provided below supplements the information contained in the Funds' prospectuses regarding the purchase and redemption of Fund shares.

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

You may purchase Advisor Class shares only under limited circumstances. The following types of investors may qualify to purchase Advisor Class shares of the
Funds: (1) registered investment advisers, (2) 401(k) plans, (3) other financial intermediaries, (4) institutional investors purchasing more than $1 million of Advisor Class shares, and (5) insurance company separate accounts.

The information in this "How to Buy Shares" section is not applicable if you are using Advisor Class shares in connection with a variable annuity contract. Please refer to your variable annuity materials for the instructions applicable to variable annuity owners.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

Redemptions-in-kind. Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.


Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other short term debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders. The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the distributing Fund unless the shareholder has otherwise indicated. Investors have the right to change their election with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Shareholder Treatment. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Qualified dividend income treatment requires that both a Fund and the shareholder satisfy certain holding period requirements and that the shareholder satisfy certain other conditions.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Foreign Taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Other Tax Policies. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

THE TRANSFER AGENT

Forum Shareholder Services, LLP serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wachovia Bank, N.A. acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT


KPMG LLP serves as independent public accountant for the Funds. The financial statements incorporated by reference have been audited by KPMG LLP, as indicated in their report with respect thereto, and incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.


Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling (866) 585-6552. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 2, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Predecessor Funds. Persons who owned of record or beneficially more than 25% of a Predecessor Fund's outstanding shares may be deemed to control a Predecessor Fund within the meaning of the Act.

Large Cap Core Fund - Institutional Class

Shareholder                                 Share Amount    Percentage Ownership
-----------                                 ------------    --------------------
FAM & Co.                                   719,105.741              72.61%
FBO Salin Bank and Trust Co.
Attn: Trust Dept.
8455 Keystone Xing Site 100
Indianapolis, IN 46240-4303

Charles H Barris                            223,004.176              22.52%
C/O Chartwell Value Fund
Attn: Jon Caffey
1235 Westlakes Dr., Suite 330
Berwyn, PA 19312-2416

Small Cap Value Fund - Institutional Class

Shareholder                                 Share Amount    Percentage Ownership
-----------                                 ------------    --------------------

Illinois National Bank Cust                 389,658.693              24.71%
Plumbers & Steam Fitters Local 137
Pension
322 E. Capitol Ave.
Springfield, IL 62701-1710

BSA-ILA Pension Trust Fund                  285,410.039              18.10%
Restated October 1, 2000
797 8th Street STE 775
Charlestown, MA 02129-4208

Laffey McGugh Foundation                    193,717.790              12.28%
100 W-10th Street
Suite 015
Wilmington, DE 19801

Drake Center Capital and Strategic          174,905.725              11.09%
Fund
151 W. Galbraith Rd.
Cincinnati, OH 45216-1015

Richard W. Clark & Kari Wigton Clark        116,018.069               7.36%
Clark Family Trust of 1987
U/A 07/16/1987
3003 W. Olive Ave.
Burbank, CA 01505-4538

Charles H. Barris                            81,843.538               5.19%
Attn: Jon Caffey
C/O Chartwell Value Fund
1235 Westlake Dr. STE 330
Berwyn, PA 19312

Large Cap Core Fund - Advisor Class

Shareholder                                 Share Amount    Percentage Ownership
-----------                                 ------------    --------------------

Chartwell Investment Partners                    99.932             100.00%
1235 Westlakes Dr. Ste 400
Berwyn, PA 19312-2416

Small Cap Value Fund - Advisor Class

Shareholder                                 Share Amount    Percentage Ownership
-----------                                 ------------    --------------------

Chartwell Investment Partners                    99.932             100.00%
1235 Westlakes Dr. Ste 400
Berwyn, PA 19312-2416

                              APPENDIX A - RATINGS

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                          CHARTWELL INVESTMENT PARTNERS
                      Proxy Voting Policies and Procedures


Adopted April 11, 1997

As Amended June 24, 2003


Purpose. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

Use of Independent Proxy Voting Service. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell..

Conflicts of Interest. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                             Proxy Voting Guidelines


Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                           I. The Board of Directors

A.       Director Nominees in Uncontested Elections


Vote on a case-by-case basis for director nominees, examining the following factors:

         o long-term corporate performance record of the company's stock relative to a market index;
         o        composition of board and key board committees;
         o        nominee's attendance at meetings (past two years);
         o        nominee's investment in the company;
         o        whether a retired CEO of the company sits on the board; and
         o        whether the board chairman is also serving as the company's
                  CEO.

In certain cases, and when information is readily available, we also review:

         o        corporate governance provisions and takeover activity;
         o        board decisions regarding executive pay;
         o board decisions regarding majority-supported shareholder proposals in back-to-back years;
         o        director compensation;
         o        number of other board seats held by nominee; and
         o        interlocking directorships.

B.       Chairman and CEO are the Same Person


Vote on a case-by-case basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

         o designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;
         o        majority of independent directors;
         o        all-independent key committees;
         o        committee chairpersons nominated by the independent directors;
         o CEO performance is reviewed annually by a committee of outside directors;
         o        Established governance guidelines.


C.       Majority of Independent Directors


Vote on a case-by-case basis proposals that the board be comprised of a majority of independent directors.

Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


D.       Stock Ownership Requirements

Vote against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.


E.       Term of Office


Vote against proposals to limit the tenure of outside directors.

F.       Director and Officer Indemnification and Liability Protection


Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.       Charitable Contributions


Vote against proposals to eliminate, direct or otherwise restrict charitable contributions.


                               II. Proxy Contests


A.       Director Nominees in Contested Elections


Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the company relative to its industry;
         o        management's track record;
         o        background to the proxy contest;
         o        qualifications of director nominees (both slates);
         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
         o        stock ownership positions of director nominees.

B.       Reimburse Proxy Solicitation Expenses


Vote on a case-by-case basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

III.     Auditors

Ratifying Auditors


Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote against auditors and withhold votes from Audit Committee members if:
         Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees


         o        Audit fees (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)
         o        Audit-related fees (includes employee benefit plan audits, due diligence related to M&A, audits in connection with
                  acquisitions, internal control reviews, consultation on financial accounting and reporting standards)
         o        Tax fees*
         o        All other fees

Vote on a case-by-case basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

         o Whether the non-audit fees are excessive (per the formula above) and
         o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote for proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV.      Proxy Contest Defenses

A.       Board Structure:  Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

B.       Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.       Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

D.       Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.       Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.


F.       Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

A.       Poison Pills

Vote for proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

B.       Fair Price Provisions

Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for proposals to lower the shareholder vote requirement in existing fair price provisions.

C.       Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.       Pale Greenmail

Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.       Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.       Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.       White Squire Placements

Vote for proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. Miscellaneous Governance Provisions

A.       Confidential Voting

Vote for proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

B.       Equal Access

Vote for proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.       Bundled Proposals

Vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.       Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

                             VII. Capital Structure

A.       Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.       Stock Distributions:  Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       Reverse Stock Splits

Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.       Blank Check Preferred Authorization

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.        Proposals Regarding Blank Check Preferred Stock

Vote for proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.       Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

G.       Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.       Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

         o Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
         o Change in Control - Will the transaction result in a change in control of the company?
         o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.       Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VII. Executive and Director Compensation


In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be do you mean overseen? Who would be disinterested other than the independent directors, and they shouldn't be administering. by a committee of independent directors; insiders should not serve on compensation committees.


Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


A.       OBRA-Related Compensation Proposals

   Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.



Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.        Proposals to Limit Executive and Director Pay

Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.       Golden and Tin Parachutes

Vote for proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D.       Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

E.       401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

                           IX. State of Incorporation

A.       Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.       Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company's state of incorporation.

                     X. Mergers and Corporate Restructurings

A.       Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:
         o        anticipated financial and operating benefits;
         o        offer price (cost vs. premium);
         o        prospects of the combined companies;
         o        how the deal was negotiated; and
         o changes in corporate governance and their impact on shareholder rights.

B.       Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       Spin-offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.       Changing Corporate Name

Vote for changing the corporate name.

                             XI. Mutual Fund Proxies

A.       Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.       Investment Advisory Agreement
Vote on investment advisory agreements on a case-by-case basis.

C.       Fundamental Investment Restrictions

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.       Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

                      XII. Social and Environmental Issues

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

         o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
         o        the percentage of sales, assets and earnings affected;
         o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
         o whether the issues presented should be dealt with through government or company-specific action;
         o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
         o whether the company's analysis and voting recommendation to shareholders is persuasive;
         o        what other companies have done in response to the issue;
         o        whether the proposal itself is well framed and reasonable;
         o whether implementation of the proposal would achieve the objectives sought in the proposal; and
         o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

         o        energy and environment
         o        South Africa
         o        Northern Ireland
         o        military business
         o        maquiladora standards and international operations policies
         o        world debt crisis
         o        equal employment opportunity and discrimination
         o        animal rights
         o        product integrity and marketing
         o        human resources issues

                       STATEMENT OF ADDITIONAL INFORMATION


                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2004

                               INVESTMENT ADVISER:
                        SYNOVUS INVESTMENT ADVISORS, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Synovus Large Cap Core Equity Fund, the Mid Cap Value Fund, the Intermediate-Term Bond Fund and the Georgia Municipal Bond Fund (each a "Fund" and collectively, the "Funds"). This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2004. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2003 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 866-330-1111.

                                TABLE OF CONTENTS
THE TRUST....................................................................S-1
GLOSSARY ....................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-3
INVESTMENT POLICIES OF THE FUNDS............................................S-22
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-23
THE ADVISER AND SUB-ADVISER.................................................S-28
THE ADMINISTRATOR...........................................................S-30
THE DISTRIBUTOR.............................................................S-31
DEALER REALLOWANCES.........................................................S-33
CUSTODIAN...................................................................S-33
TRANSFER AGENT..............................................................S-33
INDEPENDENT ACCOUNTANT......................................................S-33
LEGAL COUNSEL...............................................................S-33
PROXY VOTING................................................................S-34
CODES OF ETHICS.............................................................S-34
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-34
DESCRIPTION OF SHARES.......................................................S-37
SHAREHOLDER LIABILITY.......................................................S-37
LIMITATION OF TRUSTEES' LIABILITY...........................................S-37
TAXES.......................................................................S-37
PURCHASING AND REDEEMING SHARES.............................................S-41
DETERMINATION OF NET ASSET VALUE............................................S-41
5% AND 25% SHAREHOLDERS.....................................................S-42
APPENDIX A - RATINGS.........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2004
SNV-SX-001-0400

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:

--------------------------------------------------------------------------------
             FUND            INSTITUTIONAL     CLASS A      CLASS B      CLASS C
------------------------- ------------------ ------------ ------------ ---------
Large Cap Core Equity              X              X            X            X
------------------------- ------------------ ------------ ------------ ---------
Mid Cap Value                      X              X            X            X
------------------------- ------------------ ------------ ------------ ---------
Intermediate-Term Bond             X              X            X           n/a
------------------------- ------------------ ------------ ------------ ---------
Georgia Municipal Bond             X              X           n/a          n/a
--------------------------------------------------------------------------------


HISTORY OF THE FUNDS. Each Fund is a successor to one or more common trust funds and/or collective investment funds (each a "Predecessor Fund" and together the "Predecessor Funds") of Synovus Trust Company, either directly or by merger. As a result of the conversion from common trust funds and/or collective investment funds, each Fund assumed all assets and liabilities of its respective Predecessor Fund. The Predecessor Funds were managed by the Investment Division of Synovus Trust Company, which as a result of an internal reorganization became Synovus Investment Advisors, Inc. ("Synovus" or the "Adviser") and the Predecessor Mid Cap Value Fund was managed by Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg" or the "Sub-Adviser") using the same investment objective, strategies, policies and investment restrictions as those used by the Funds. The Predecessor Large Cap Core Equity, Predecessor Mid Cap Value, Predecessor Intermediate-Term Bond and Predecessor Georgia Municipal Bond Fund's dates of inception were December 31, 1990, April 3, 2000, August 1, 1967, and August 1, 1967, respectively. The Predecessor Large Cap Core Equity Fund, Predecessor Mid Cap Value Fund, Predecessor Intermediate-Term Bond Fund and Predecessor Georgia Municipal Bond Fund dissolved and reorganized into the Advisors' Inner Circle Synovus Funds on October 12, 2001. A substantial portion of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on October 12, 2001.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

     |X|  1933 ACT means the Securities Act of 1933, as amended.

     |X|  1934 ACT means the Securities Exchange Act of 1934, as amended.

     |X|  1940 ACT means the Investment Company Act of 1940, as amended.


     |X| ADVISER means Synovus Investment Advisors, Inc., the investment Adviser to the Funds.


     |X| BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

     |X|  BOARD refers to the Trust's Board of Trustees as a group.

     |X|  TRUST refers to The Advisors' Inner Circle Fund.

     |X|  NAV is the net asset value per share of a Fund.

     |X|  NYSE is the New York Stock Exchange.

     |X|  SEC is the U.S. Securities and Exchange Commission.

     |X| ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

     |X|  DISTRIBUTOR is SEI Investments Distribution Co.


     |X|  CODE is the Internal Revenue Code of 1986, as amended.

     |X|  CFTC is the Commodity Futures Trading Commission


Capitalized terms not defined herein are defined in the Funds' prospectuses.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31 2002 and 2003, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATE
             FUND              -------------------------------------------------
                                      2002                          2003
------------------------------ ------------------------ ------------------------
    Large Cap Core Equity            23.81%                        23.83%
------------------------------ ------------------------ ------------------------
        Mid Cap Value                36.34%                        44.99%
------------------------------ ------------------------ ------------------------
    Intermediate-Term Bond           44.70%                        47.26%
------------------------------ ------------------------ ------------------------
    Georgia Municipal Bond           33.70%                        40.70%
--------------------------------------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the Funds. You can find more information concerning the limits on the ability of the Funds to use these investments in "What Are the Investment Policies of the Funds?"

     LARGE CAP CORE EQUITY FUND             INTERMEDIATE-TERM BOND FUND

     |X|  EQUITY SECURITIES                 |X|   DEBT SECURITIES
     |X|  Short-term investments            |X|   Investment companies
     |X|  Options                           |X|   Repurchase agreements
     |X|  Investment companies              |X|   Restricted securities
     |X|  Repurchase agreements             |X|   Securities lending
     |X|  Restricted securities             |X|   When issued securities
     |X|  Securities lending
     |X|  When issued securities

     MID CAP VALUE FUND                     GEORGIA MUNICIPAL BOND FUND

     |X|  EQUITY SECURITIES                 |X|   DEBT SECURITIES
     |X|  Short-term investments            |X|   Investment companies
     |X|  Investment companies              |X|   Repurchase agreements
     |X|  Repurchase agreements             |X|   Restricted securities
     |X|  Restricted securities             |X|   Securities lending
     |X|  Securities lending                |X|   When issued securities
     |X|  When issued securities

DEBT SECURITIES
---------------

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     |X|  by the right of the issuer to borrow from the U.S. Treasury;
     |X| by the discretionary authority of the U.S. government to buy the obligations of the agency; or
     |X|  by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although  the  market  for such  securities  is  becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.


Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO GEORGIA MUNICIPAL SECURITIES - One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has been in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area. However, there can be no assurance that such growth will continue in the future.

As of August 31, 2001, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's and Fitch. The ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Georgia Municipal Bond Fund may invest.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORPORATION) - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     |X| payments of interest and principal are more frequent (usually monthly); and
     |X| falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion
("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.


A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A Fund will only invest in a security issued by a commercial bank if the bank:

     |X| has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
     |X| is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
     |X| is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."


ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

|X|  INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

|X|  PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.

|X|  EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

|X|  CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appenix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
-----------

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the CFTC, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Funds will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

|X|  PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by (i) allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) closing it out in the secondary market at its current price.

|X|  SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


A Fund is permitted only to write covered options. A Fund can cover a call option by owning, at the time of selling the option:

     |X| The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     |X| A call option on the same security or index with the same or lesser exercise price;
     |X| A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     |X| Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     |X| In case of an index, the basket of securities that corresponds to the index.

A Fund can cover a put option by, at the time of selling the option:

     |X|  Entering into a short position in the underlying security;
     |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
     |X|  Maintaining the entire exercise price in liquid securities.

|X|  OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

|X|  COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     |X| Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
     |X| Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts that are traded only on exchanges regulated by the CFTC.
     |X|  Do not require an initial margin deposit.
     |X| May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency. A fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of fund securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the Fund securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     |X| current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
     |X| a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
     |X| differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrow indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     |X| have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
     |X|  have to purchase or sell the instrument underlying the contract;
     |X| not be able to hedge its investments; and |X| not be able realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     |X| an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
     |X| unusual or unforeseen circumstances may interrupt normal operations of an exchange;
     |X| the facilities of the exchange may not be adequate to handle current trading volume;
     |X| equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
     |X| investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     |X|  actual and anticipated changes in interest rates;
     |X|  fiscal and monetary policies; and
     |X|  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of the previous day's trading. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-----------------

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     |X| Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
     |X| Factors affecting an entire industry, such as increases in production costs; and
     |X| Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
------------------

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     |X| They can invest directly in foreign securities denominated in a foreign currency;
     |X| They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     |X|  They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:


AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.


INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of Funds that invest in such investment funds will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     |X| The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
     |X| Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
     |X| The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
     |X| The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
     |X|  A  foreign  government  may act  adversely  to the  interests  of U.S.
          investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     |X| They are generally not as developed or efficient as, and more volatile, than those in the United States;
     |X|  They have substantially less volume;
     |X| Their securities tend to be less liquid and to experience rapid and erratic price movements;
     |X| Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
     |X| Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
     |X| They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     |X| It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
     |X| Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
     |X| Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
     |X| There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
     |X| Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
     |X| The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     |X|  Have relatively unstable governments;
     |X| Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
     |X| Offer less protection of property rights than more developed countries; and
     |X| Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.




INVESTMENT COMPANIES
--------------------


A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, each Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund that invests in another investment company would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.


REPURCHASE AGREEMENTS
---------------------

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

     |X| Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
     |X| Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
---------------------


The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the 1933 Act. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.


SECURITIES LENDING
------------------


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


WHEN ISSUED TRANSACTIONS
------------------------

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may (except where otherwise noted):

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of each Fund's assets. This restriction does not apply to the Mid Cap Value Fund or the Georgia Municipal Bond Fund.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services;
     (iii)  supranational  entities will be considered a separate industry;  and
     (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

1. The Large Cap Core Equity Fund may not change its investment strategy to invest at least 80% of its net assets in large cap equity securities without 60 days' prior notice to shareholders.

2. The Mid Cap Value Fund may not change its investment strategy to invest at least 80% of its net assets in mid cap equity securities without 60 days' prior notice to shareholders.

3. The Intermediate-Term Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior notice to shareholders.

4. The Georgia Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities exempt from federal and Georgia state income taxes without 60 days' prior notice to shareholders.

5. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on liquidity standards in Paragraph 5 above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 42 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Global Assets Fund, plc, SEI Global Investments Fund, LP, SEI Global Master Fund, plc, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of the Distributor since 2003. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer (Emeritus), Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Attorney, Solo Practitioner since 1994. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Absolute Return Master Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Opportunity Master Fund and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met nineteen times in the most recently completed Trust fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two-year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


-----------------------------------------------------------------------------------------------------------------
      NAME          DOLLAR RANGE OF FUND SHARES (FUND)*          AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
--------------- ---------------------------------------------- --------------------------------------------------
Nesher              None (Large Cap Core Equity Fund)                                   None
                    None (Mid Cap Value Fund)
                    None (Intermediate-Term Bond Fund)
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Cooney              None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Doran               None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Patterson           None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Peters              None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Storey              None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
--------------- ---------------------------------------------- --------------------------------------------------
                    None (Large Cap Core Equity Fund)
                    None (Mid Cap Value Fund)
Sullivan            None (Intermediate-Term Bond Fund)                                  None
                    None (Georgia Municipal Bond Fund)
-----------------------------------------------------------------------------------------------------------------

   * Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


-------------------------------------------------------------------------------------------------------------------
        Name        Aggregate        Pension or Retirement        Estimated Annual       Total Compensation from
                   Compensation     Benefits Accrued as Part  Benefits Upon Retirement      the Trust and Fund
                                        of Fund Expenses                                         Complex*
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Nesher                  $0                    N/A                        N/A                        $0
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Cooney               $36,354                  N/A                        N/A                     $36,354
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Doran                   $0                    N/A                        N/A                        $0
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Patterson            $36,354                  N/A                        N/A                     $36,354
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Peters               $36,354                  N/A                        N/A                     $36,354
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Storey               $36,354                  N/A                        N/A                     $36,354
--------------- ----------------- -------------------------- -------------------------- ---------------------------
Sullivan             $36,354                  N/A                        N/A                     $36,354
-------------------------------------------------------------------------------------------------------------------

* The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES F. VOLK (DOB 08/28/62)-- President (since 2003)-- Senior Operations Officer, SEI Funds Accounting and Administration since 1996. Assistant Chief Accountant for the U.S. Securities and Exchange Commission, 1993-1996. Audit Manager, Coopers & Lybrand LLP, 1985-1993.

JENNIFER  SPRATLEY (DOB  02/13/69) --  Controller  and Chief  Financial  Officer
(since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64)-- Co-Controller and Co-Chief Financial Officer (since 2003)-- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
1999) -- Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator and Assistant Secretary of the Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

CORI DAGGETT (DOB  10/03/61) -- Vice  President and Assistant  Secretary  (since
2003) -- Employed by SEI Investments since 2003. Associate at Drinker, Biddle & Reath, 1998-2003.

LYDIA A. GAVALIS (DOB 06/05/64)-- Vice President and Assistant  Secretary (since
1998)-- Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

WILLIAM E. ZITELLI,  JR. (DOB  6/14/68)--  Vice  President and Secretary  (since
2000)-- Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JOHN C. MUNCH (DOB  05/07/71) - Vice  President and Assistant  Secretary  (since
2002) - Assistant Secretary of the Administrator, and General Counsel, Vice President and Secretary of the Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB  01/14/63) - Vice  President  and  Assistant  Secretary  (since
2002)-  Middle  Office  Compliance   Officer  at  SEI  Investments  since  2000.
Supervising Examiner at Federal Reserve Bank of Philadelphia, 1998-2000.

THE ADVISER AND SUB-ADVISER


INVESTMENT ADVISER. Synovus Investment Advisors, Inc. ("SIA" or the "Adviser"), a subsidiary of Synovus Trust Company, located at 1148 Broadway, Columbus, GA 31902-3024, serves as the investment adviser to the Funds. SIA is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as the investment adviser to each Fund. As a result of an internal reorganization, SIA succeeded to the advisory business of Synovus Investment Advisors, a separately identifiable division of Synovus Trust Company and the former adviser to the Funds from their inception until the reorganization. As of December 31, 2003 the Adviser had approximately $6.6 billion in assets under management.

Synovus Trust Company is chartered in Georgia with a subsidiary chartered in Florida. Synovus Trust Company is a wholly-owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp ("Synovus") and, through its asset-management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus Financial Corp. is a diverse financial services company with more than $21 billion in assets and a tradition of serving clients for over a century. Synovus is a multi-financial services holding company with $6.6 billion in assets as of December 31, 2003, and is based in Columbus, Georgia. Synovus operates 37 banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a publicly-held company trading on the New York Stock Exchange.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% for Large Cap Core Equity, 0.75% for Mid Cap Value, 0.45% of Intermediate-Term Bond and 0.45% of Georgia Municipal Bond, based on the average daily net assets of the each fund. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses as described in the Funds' prospectuses. The Adviser reserves the right to terminate its waiver or any reimbursements at any time. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal period ended October 31, 2001 and the fiscal years ended October 31, 2002 and 2003 the Funds paid the following in management fees to the Adviser:

------------------------------------------------------------------------------------------------------------------
                                             FEES PAID                                 FEES WAIVED
                            ------------------------------------------ -------------------------------------------
       FUND                      2001*         2002          2003          2001*          2002           2003
--------------------------- ------------------------------------------ -------------------------------------------
Large Cap Core Equity           $14,847     $1,059,618    $1,068,613      $27,456          $0             $0
--------------------------- ------------------------------------------ -------------------------------------------
Mid Cap Value                     $0         $105,634      $234,747       $6,000        $166,861       $119,577
--------------------------- ------------------------------------------ -------------------------------------------
Intermediate-Term Bond          $8,112       $643,361      $744,546       $13,185          $0             $0
--------------------------- ------------------------------------------ -------------------------------------------
Georgia Municipal Bond            $0         $215,036      $228,008       $9,534           $0             $0
------------------------------------------------------------------------------------------------------------------

* Each Fund commenced operations in October 2001.


INVESTMENT SUB-ADVISER. Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg" or the "Sub-Adviser"), located at 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund. Steinberg is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Steinberg has provided investment services to institutional and high net worth clients since its establishment in 1982. Steinberg served as investment adviser to the Predecessor Mid Cap Value Fund prior to its conversion. As of December 31, 2003 Steinberg had approximately $2.0 billion of assets under management.

ADVISORY SUB-ADVISORY AGREEMENT WITH THE TRUST. The Trust, SIA and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory
Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser and makes the investment decisions for the Mid Cap Value Fund and continuously reviews, supervises and administers the investment program of the Mid Cap Value Fund, subject to the supervision of, and policies established by, SIA and the Trustees of the Trust. After the initial two year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Mid Cap Value Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Mid Cap Value Fund, by a majority of the outstanding shares of that Fund, on not less than 30-days' nor more than 60-days' written notice to the Sub-Adviser, or by the Sub-Adviser on 90-days' written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUB-ADVISORY  FEES  PAID  TO  THE  SUB-ADVISER.   For  its  services  under  the
Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly by SIA, at an annual rate of 0.50% based on the average daily net assets of the Mid Cap Value Fund. For the fiscal period ended October 31, 2001 and the fiscal years ended October 31, 2002 and 2003, SIA paid the following in sub-advisory fees to the Sub-Adviser:



------------------------------------------------------------------------------------------------------------------------------------
                                            FEES PAID                                              FEES WAIVED
        FUND           ----------------------------------------------------- -------------------------------------------------------
                            2001*              2002              2003              2001*              2002               2003
---------------------- ----------------- ----------------- ----------------- ------------------ ------------------ -----------------
    Mid Cap Value           $3,971           $83,431             $236,216           $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------

* The Fund commenced operations in October 2001.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $250 million of average daily net assets, 0.125% of the next $250 million of average daily net assets, 0.10% on average daily net assets over $500 million. However, each Fund pays a minimum annual administration fee of $100,000, which would be increased by $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal period ended October 31, 2001 and the fiscal years ended October 31, 2002 and 2003, the Funds paid the following administration fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                     FEES PAID                                        FEES WAIVED
             FUND                -------------------------------------------------- ------------------------------------------------
                                      2001*            2002             2003             2001*            2002            2003
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- ---------------
Large Cap Core Equity                $10,576         $248,696         $247,784            $0               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- ---------------
Mid Cap Value                        $6,754          $145,012         $145,015            $0               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- ---------------
Intermediate-Term Bond               $7,100          $201,264         $230,278            $0               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- ---------------
Georgia Municipal Bond               $5,357          $115,010         $115,012            $0               $0              $0
------------------------------------------------------------------------------------------------------------------------------------

* Each Fund commenced operations in October 2001.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o CLASS A SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Class A Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Plan permits the payment of up to 0.25% of each Fund's assets attributable to Class A Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

o CLASS B SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class B Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class B Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class B Shares as compensation for shareholder services.

o CLASS C SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class C Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class C Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class C Shares as compensation for shareholder services.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.


12B-1 FEE PAYMENTS. For the fiscal period ended October 31, 2001 and the fiscal years ended October 31, 2002 and 2003, each Fund paid the Distributor the following fees pursuant to the Plan:



------------------------------------------------------------------------------------------------------------------------------------
                                                 12B-1 FEES PAID                        12B-1 FEES RETAINED BY THE DISTRIBUTOR
         FUND (CLASS)           -------------------------------------------------- -------------------------------------------------
                                     2001*            2002             2003             2001*            2002             2003
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Large Cap Core Equity
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class A                          $0             $2,523           $9,001             $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class B                          $0             $4,545           $9,110             $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class C                          $0             $15,644          $32,087            $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Mid Cap Value
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class A                          $0             $2,191           $5,169             $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class B                          $0             $8,550           $18,909            $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class C                          $0             $12,723          $26,129            $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Intermediate-Term Bond
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class A                          $0             $1,052           $5,700             $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class B                          $0              $863            $9,049             $0               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Georgia Municipal Bond
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
     Class A                          $0              $737            $1,491             $0               $0               $0
------------------------------------------------------------------------------------------------------------------------------------

* Each Fund commenced operations in October 2001.

DEALER REALLOWANCES. Class A Shares and Class C Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. Selling dealers are reallowed 1.00% of the offering price of Class C Shares. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

------------------------------------------------------------------------------------------------------------------------------------
                                                        DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                ----------------------------------------------------------------------------------------------------
             FUND                  Less than         $50,000         $100,000         $250,000         $500,000      $1,000,000 and
                                    $50,000       but less than    but less than    but less than    but less than        over
                                                    $100,000         $250,000         $500,000        $1,000,000
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Large Cap Core Equity                5.75%            4.50%            3.50%            2.60%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Mid Cap Value                        5.75%            4.50%            3.50%            2.60%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Intermediate-Term Bond               4.50%            4.00%            3.50%            2.50%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Georgia Municipal Bond               4.50%            4.00%            3.50%            2.50%            2.00%            None
------------------------------------------------------------------------------------------------------------------------------------


Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.


CUSTODIAN

Wachovia Bank N.A., 125 Broad Street, Philadelphia, PA 19109 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

TRANSFER AGENT

Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANT


KPMG LLP serves as the independent public accountant for the Funds. The financial statements and notes thereto incorporated by reference have been audited by KPMG LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in giving said reports.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The
Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 866-330-1111. Each Fund's Form N-PX will also be available on the SEC's website at WWW.SEC.GOV.


CODES OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal year ended October 31, 2003, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
             FUND               ----------------------------------------------------------------------------------------------------
                                             2001*                              2002                              2003
------------------------------- --------------------------------- --------------------------------- --------------------------------
Large Cap Core Equity                       $17,074                           $232,137                          $365,005
------------------------------- --------------------------------- --------------------------------- --------------------------------
Mid Cap Value                                $2,961                           $133,236                          $80,127
------------------------------- --------------------------------- --------------------------------- --------------------------------
Intermediate-Term Bond                         $0                                $0                                $0
------------------------------- --------------------------------- --------------------------------- --------------------------------
Georgia Municipal Bond                         $0                                $0                                $0
------------------------------------------------------------------------------------------------------------------------------------

* Each Fund commenced operations in October 2001.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The National Association of Securities Dealers ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2003, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
             FUND               TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR     TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                               RESEARCH SERVICES*                    BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
------------------------------- -------------------------------------------------- -------------------------------------------------
Large Cap Core Equity                                 $18,605.46                                       $581,420.63
------------------------------- -------------------------------------------------- -------------------------------------------------
Mid Cap Value                                         $24,140                                          $10,269,569
------------------------------- -------------------------------------------------- -------------------------------------------------
Intermediate-Term Bond                                $     0                                          $0
------------------------------- -------------------------------------------------- -------------------------------------------------
Georgia Municipal Bond                                $     0                                          $0
------------------------------------------------------------------------------------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2001, 2002 and 2003, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------------------------------------------------------------------------------------------------------
                                       AGGREGATE DOLLAR AMOUNT OF             PERCENTAGE OF TOTAL           PERCENTAGE OF TOTAL
                                               BROKERAGE                           BROKERAGE               BROKERAGE TRANSACTIONS
             FUND                          COMMISSIONS PAID TO                  COMMISSIONS PAID        EFFECTED THROUGH AFFILIATED
                                           AFFILIATED BROKERS                TO AFFILIATED BROKERS                BROKERS
------------------------------- ----------------------------------------- ---------------------------- -----------------------------
                                   2001*          2002          2003                 2003                          2003
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Large Cap Core Equity                $0            $0            $0                   0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Mid Cap Value                       $267           $0            $0                   0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Intermediate-Term Bond               $0            $0            $0                   0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Georgia Municipal Bond               $0            $0            $0                   0%                            0%
------------------------------------------------------------------------------------------------------------------------------------

* Each Fund commenced operations in October 2001.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2003, the Intermediate-Term Bond Fund held common stocks valued at $4,084,000 of Goldman Sachs and the Large Cap Core Equity Fund, Mid Cap Value Fund and the Georgia Municipal Bond Fund did not hold any securities of regular brokers and dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Qualified dividend income treatment requires that both a Fund and the shareholder satisfy certain holding period requirements and that the shareholder satisfy certain other conditions.


Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

PURCHASING AND REDEEMING SHARES


Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

5% AND 25% SHAREHOLDERS


As of February 2, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

LARGE CAP CORE EQUITY FUND - INSTITUTIONAL SHARES
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Cobatco                                         20,374,072.959            94.05%
C/O Marshall & Ilsley Trust
Attn TR 14 1000 N Water St.
Milwaukee, WI 53202-6648

LARGE CAP CORE EQUITY FUND - CLASS A
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Security Trust Co Cust Noninee                  245,059.563               29.16%
FBO GoldK.com Plans
2390 East Camelback Road
Suite 240
Phoeniz, AZ 85016

Wachovia Securities, LLC FBO                    99,262.050                11.81%
Prudential Retirement Services
Nominee For TTE Cust PL 300110
Schuster Enterprises, Inc
1148 Broadway
Columbus, GA 31901-2429

Putnam Fiduciary Trust Co. TTEE                 90,738.520                10.80%
FBO Synovus Financial Corp Defered Comp
Plan For Select EES Investors Way
Attn MSC4D
Norwood, MA 02062

NFSC FEBO #0BX-346411                           51,603.679                6.14%
Ralph W Ingle
5938 Morningside Drive
Columbus, GA 31909

LARGE CAP CORE EQUITY FUND - CLASS C
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
NFSC FEBO #0BX-376566                           24,593.683                5.73%
NFS/FMTC IRA
FBO Talmadge S. Callaway
510 N Main St
Statesboro, GA 30458

MID CAP VALUE FUND - INSTITUTIONAL SHARES
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Cobatco                                         2,860,741.010             69.99%
C/O Marshall & Ilsley Trust
Attn TR 14 1000 N Water St.
Milwaukee, WI 53202-6648

Putnam Fiduciary Trust Co. TTEE FBO             288,471.295               7.06%
Synovus TSYS 401(K) Savings Plan
One Investors Way
Attn DC Plan Admin
Norwood, MA 02062

MID CAP VALUE EQUITY FUND - CLASS A
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Putnam Fiduciary Trust Co TTEE                  109,089.087               28.54%
FBO Synovus Finanical Corp. Defered Comp.
Plan for Select EES
Investors Way
Attn Msc4D
Norwood, MA 02062

Security Trust Co Cust Nominee                  45,075.187                11.79%
FBO Goldk.com Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016

MID CAP VALUE EQUITY FUND - CLASS C
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Security Trust Co Cust Noninee                  20,093.193                5.15%
FBO Goldk.com Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016
INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Cobatco                                         16,677,065.132            95.11%
C/O Marshall & Ilsley Trust
Attn TR 14
1000 N. Water St.
Milwaukee, WI 53202-6648

INTERMEDIATE -TERM BOND FUND CLASS A
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Security Trust Company Cust Noninee             179,262.515               36.88%
FBO GoldK.Com Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016

Wachovia Securities, LLC FBO                    44,887.662                9.23%
Prudential Retirement Services
Nominee for TTE Cust Pl 300110
Schuster Enterprises, Inc.
1148 Broadway
Columbus, GA 31901-2429

Wachovia Securities, LLC FBO                    43,475.023                8.94%
Prudential Retirement Services
Nominee for TTE Cust PL 300101
Green Island Country Club
1148 Broadway
Columbus, GA 31901-2429

Wachovia Securities, LLC FBO                    36,972.400                7.61%
Prudential Retirement Services
Nominee for TTE Cust Pl 300094
Alexander Electric Company
1148 Broadway
Columbus, GA 31901-2429

Putnam Fiduciary Trust Co TTEE                  31,275.117                6.43%
FBO Synovus Financial Corp. Defered Comp.
Plan for Select EES
Investors Way
ATTN MSC4D
Norwood, MA 02062

GEORGIA MUNICIPAL BOND FUND - INSTITUTIONAL SHARES
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
Cobatco
C/O Marshall & Ilsley Trust                     5,594,667.898             99.92%
Attn TR 14
1000 N. Water St.
Milwaukee, WI 53202-6648

GEORGIA MUNICIPAL BOND FUND - CLASS A
SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------          --
NFSC FEBO #0BX-346411                           26,604.820                38.48%
Ralph W Ingle
Ruby E Ingle
5938 Morningside Drive
Columbus, GA 31909

NFSC FEBO #A3A-407402                           19,193.858                27.76%
BettyE Jean Carson
509 Lakewood Dr.
Tifton, GA 31793

NFSC FEBO #0BX-340456                           9,746.589                 14.10%
Ronald Clark French
Mary P. French
PO Box 337
Lumpkin, GA 31815

NFSC FEBO #0BX-385468                           3,994.137                 5.78%
Thomas Burl Bing
2730 Blacks Bluff Rd., SW
Rome, GA 30161


The Trust  believes  that most of the shares  referred to above were held by the
persons  indicated  in  accounts  for  their  fiduciary,   agency  or  custodial
customers.

                              APPENDIX A - RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-) rating:

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          |X|  Leading market positions in well-established industries.
          |X| Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          |X| Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          |X| Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH, INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        Speculative.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  Denotes actual or imminent payment default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch, Inc. does not rate the issuer or issue in question.

"Withdrawn:"   A rating is  withdrawn  when  Fitch,  Inc.  deems  the  amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Alert:  Ratings are placed on RatingAlert to notify  investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

SYNOVUS INVESTMENT ADVISORS
--------------------------------------------------------------------------------
PROXY VOTING GUIDELINES SUMMARY
         THE SYNOVUS FUNDS
         SEPTEMBER 2, 2003

         Synovus Investment Advisors, Inc. (SIA) generally votes proxies according to the guidelines set forth in this document. This document is intended only as a general guide, however, as it is not possible to anticipate each and every resolution (either management or shareholder-sponsored) on which we may be asked to vote. From time to time, we may also cast company-specific votes that are not in accordance with these guidelines, in the event that company-specific information indicates that doing so is in the best interest of Synovus Funds shareholders.

         In determining how to cast a vote on an issue not covered in the guidelines, SIA looks to the principles underlying the guidelines, and to the values and priorities of fund shareholders, as we understand them.

         SIA has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of fund shareholders, in accordance with our fiduciary duties. In addition to SEC and the Investment Advisers Act requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities of ERISA accounts.

         To meet the highest level of objectivity and integrity, these guidelines were developed by Institutional Shareholder Services, Inc. (ISS) and adopted and implemented by SIA. With more than 15 years of experience and a respected team of domestic and international research analysts, ISS is considered to be the world's authority on proxy issues and corporate governance, with guidelines geared toward voting in the best interest of the fund shareholders. SIA has hired ISS to act as our voting agent. ISS supplies SIA with in-depth research on each proxy issue for the holdings in the Synovus Funds and recommends a vote on each. SIA has complete decision-making authority and instructs ISS whether we accept their recommendation or disagree and how we wish them to vote.

         All of our votes are intended to meet our fiduciary obligations to our fund shareholders, which include support for high standards of corporate governance and social and environmental responsibility.


                              CONFLICTS OF INTEREST

         (Conflict of interest analysis will only be performed if SIA does not follow the recommendation of ISS)

         When voting proxies on behalf of fund shareholders, SIA seeks to avoid actual or perceived conflicts of interest between the interests of its fund shareholders, on one hand, and those of SIA and its affiliates, on the other hand. We may take into account a variety of factors, such as significant business or personal /family relationships between SIA and/or its affiliates and the issuer soliciting the proxy, in determining whether a conflict of interest exists. SIA may also take into account a variety of factors in determining whether the conflict of interest is material for purposes of proxy voting. For any proxy proposal where we determine that we have a material conflict of interest, we may vote a proxy regarding that proposal in any of the following manners:

         (1) vote on the proposal in accordance with the recommendation received from ISS;

         (2) utilize an independent third party to recommend how to vote on the proposal; or

         (3) Obtain the consent of the client as to how SIA intends to vote before voting on the proposal.

                             OPERATIONAL PROCEDURES

1. Monthly downloads are sent to ISS, by Wachovia, the custodian, with listings of current security holdings.

2.   SIA downloads vote recommendations and research from ISS.

3. Vote recommendations and research are presented to the Proxy Voting Committee for final vote decision. If ISS issues a recommendation that differs from the Committee's view, an analysis is made to determine whether a material conflict of interest exists. If so, one of the three options listed above will be utilized.

4.   Ballots are voted by ISS based on instructions given.

5. Voting records are maintained by ISS. Specific information on each company's proxy issues is maintained by both SIA and ISS as required by Rule 204-2. SEI Investments, as Administrator of the Synovus Funds, will perform the necessary regulatory filings and disclosures for the Funds.

            STEINBERG PRIEST & SLOANE CAPITAL MANAGEMENT, LLC (SPSCM)
                     Proxy Voting Guidelines And Procedure.

         The following guidelines have been established as a framework for exercising fiduciary authority in voting proxies for our fully discretionary accounts, including ERISA accounts in accordance with the views of the Department of Labor "DOL" as set forth in an advisory letter known as the "Avon letter". Accordingly, SPSCM as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries. These guidelines are, however, merely guidelines as specific situations may call for unique responses and as such are not intended to be rigidly applied.

         SPSCM's proxy policy is based on the following positions:

(i) Management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and
(ii) Measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term basis and should not be supported.


I.       THE BOARD OF DIRECTORS

         A. DIRECTOR NOMINEES
         Votes shall be cast FOR the entire slate of directors nominated by the board.

         This is based on the view that, management is in a good position to determine the credibility and potential contributions of the nominees and that director selection alone does not materially affect a company's market value.

         Factors that may alter this policy are the establishment of anti-takeover measures limiting shareholder rights, conflicts of interest including consulting fees, abusive compensation schemes, poor attendance, failure to implement shareholder proposals that have voted favorably by the majority of shareholders or long-term poor economic performance.

         B. CLASSIFIED OR STAGGERED BOARDS
         Votes shall be cast AGAINST proposals to classify or stagger boards. Votes shall be cast FOR shareholder proposals to de-classify boards.

         This is based on the view that periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate.

         C. CUMULATIVE VOTING
         Votes shall be cast on a CASE BY CASE basis.

         Under cumulative voting each stockholder is permitted to cast a number of votes equal to the number of share owned multiplied by the number of directors to be elected in any manner desired. Therefore cumulative voting can enable minority shareholders, dissatisfied with entrenched management, board representation.

         If we are pleased with the current structure of the board, we will vote AGAINST such proposals. If there is evidence that management is entrenching the board or if other anti-takeover devices are in place we will generally vote FOR cumulative voting.

         D. SIZE OF THE BOARD
         Votes to increase or decrease the size of the board shall be determined on a CASE BY CASE basis. Votes shall be cast AGAINST capping the number of directors on the board.

         The vote will be determined by the current size of the board, the reasons for the change and the probability that the proposed change might be used as an anti-takeover measure. Capping the size of a board is generally viewed as a management device to entrench friendly directors and make it difficult for outside shareholders to add their representative to a board.

         E. INDEPENDENT DIRECTORS
         Votes shall generally be cast FOR proposals seeking a majority of directors be independent. Votes shall generally be cast FOR proposals that Audit, Compensation and Nominating Committees be constituted such that a majority of directors are independent.

         F. SEPARATE OFFICES OF CHAIRPERSON AND CHIEF EXECUTIVE OFFICER
         Votes shall be cast on a CASE BY CASE basis on proposals to separate the Office of the Chairman from that of the Chief Financial Officer.

         Generally, separation of the offices eliminates the potential conflict of self-monitoring, however particularly in the case of small or recently reorganized companies, a combination of the two positions may be appropriate.

         G. DIRECTOR LIABILITY LIMITATION
         Votes  shall  generally  be  cast  FOR  proposals   limiting   director
         liability.

         Such proposals are viewed as necessary to attract high quality board nominees in a litigious corporate environment.

         Votes shall be cast AGAINST proposals limiting director liability for gross negligence or violation of the duty of care that go beyond reasonable standards.

         H. TERM LIMITS
         Votes shall be cast AGAINST term limits.

         Term limits may result in prohibiting the service of directors who significantly contribute the company's success and who effectively represent stockholders' interests.


II.      CORPORATE GOVERNANCE

         A. SELECTION OF AUDITORS
         Votes shall be cast FOR the ratification of auditors recommended by management.

         Unless there is reason to believe that the company's auditors have become complacent or derelict in their duties, the selection of auditors generally will not materially impact a corporation's market value and management is most qualified to make this determination.

             AUDITOR INDEPENDENCE:
         Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services) will be decided on a CASE BY CASE basis following the guidance of ISS.

             AUDIT FIRM FEES:
         We will vote AGAINST auditors and WITHHOLD votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined. We will follow ISS which follows the disclosure categories being proposed by the SEC in applying the above formula.

             AUDIT FIRM RATIFICATION:
         We will vote FOR shareholder proposals requesting shareholder vote for audit firm ratification.

             AUDIT FIRM ROTATION:
         We will vote FOR shareholder proposals asking for audit firm rotation, unless rotation period is less than five years.


         B. UNEQUAL VOTING RIGHTS
         Votes shall be cast AGAINST proposals to authorize or issue voting shares with unequal voting rights.

         Shares with super-voting characteristics give entrenched management or other insiders excessive voting dominance. Under current SEC regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

         C. FAIR PRICE PROVISIONS
         Votes shall be cast AGAINST fair price provisions.

         Certain states, such as Delaware, have built fair price provisions into their corporate law which apply to all public companies except those who opt out of the fair price statute. Votes shall be cast for any proposal, usually initiated by shareholders, to opt out of a fair price statute.

         Fair price provisions tend to make takeovers, particularly tender offers more expensive by requiring that stockholders tendering their shares at the "back end" of a tender offer receive equal consideration to that given shareholders who tender their shares at the "front end".

         D. CONFIDENTIAL VOTING
         Votes shall be cast FOR confidential voting which permits shareholders to vote without identification.

         E. SUPERMAJORITY PROVISIONS
         Votes shall be cast AGAINST proposals to require a supermajority to approve significant business combinations or to amend any bylaws or charter provisions. Votes shall be cast FOR initiatives to eliminate supermajority provisions.

         These provisions serve to protect entrenched management.

         F. SHAREHOLDERS' RIGHT TO CALL MEETINGS AND ACCESS TO THE PROXY BALLET Votes shall be cast AGAINST restrictions on stockholders to call meetings.

         Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge thus making a corporation a less attractive takeover candidate.

         Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members will be evaluated on a CASE BY CASE basis.


         G. SHAREHOLDER ACTION BY WRITTEN CONSENT
         Votes shall be cast AGAINST proposals to restrict stockholders from taking action by written consent.

         Use of written consents is an inexpensive method for stockholders to pass resolutions that might be challenged by entrenched management in a stockholders' meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

         H. REINCORPORATION
         Votes generally shall be cast AGAINST reincorporation into Delaware or other pro-management state. Votes generally shall be cast FOR reincorporation into states that offer less resistant laws to corporate takeovers.

         Pro-management laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals carry such objectives, there are occasions where the purpose of the reincorporation may be to secure other benefits and must be taken into consideration in the vote.

             US REINCORPORATION:
         Shareholder proposal requiring offshore companies to reincorporate into the United Stateswill be evaluated on a CASE BY CASE basis.

         I. ADJUSTMENT IN CHARTER OR BY-LAWS TO CONFORM TO CORPORATE LAW CHANGES Votes shall be cast FOR by-law changes recommended by management to conform to changes in corporate law.

         Management and corporate counsel are generally most qualified to monitor the propriety of these changes for compliance purposes.

III.     CAPITAL STRUCTURE

         A. INCREASES IN COMMON STOCK
         Votes shall be cast FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes. Votes shall be cast AGAINST increases in authorized common stock that are deemed unnecessary, excessive or likely to be used to deter or fight takeovers.

         Authorized  common stock increases can constitute an important  vehicle
         for  raising  capital,   however  it  can  also  unnecessarily   dilute
         shareholders or deter takeovers.

         B. CHANGE IN PAR VALUE OF AUTHORIZED STOCK.
         Votes shall be cast FOR routine changes in par value.

         Management is most qualified to determine this as a routine matter. However, they should not be considered routine if they: i) decrease the value held by SPSCM or clients, ii) materially reduce the corporation's paid in or excess capital iii) reduce in par value a class of securities whose issuance can be used for anti-takeover purposes. In such circumstances, votes will be cast AGAINST such a proposal.

         C. "BLANK CHECK" AUTHORIZED PREFERRED STOCK
         Votes shall be cast AGAINST increases in "blank check" preferred stock.

         "Blank check" preferred stock, stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without shareholder review, can be used a takeover deterrent.

         D. MERGER, CONSOLIDATION, REORGANIZATION, RECAPITALIZATION, SALE OF ASSETS
         Votes for these non-routine corporate transactions should be made on a CASE BY CASE basis. The vote shall be based on an analysis of the transaction and should be the result of reasoned and formulated investment decisions.

         E. ANTI-GREENMAIL PROPOSALS
         Votes shall be cast FOR anti-greenmail proposals designed primarily to serve legitimate corporate purposes such as equal treatment among stockholders. Votes shall be cast AGAINST anti-greenmail proposals designed primarily to deter potential raiders from making large investments in a corporation as a first step in a takeover.

         F. DIVIDEND RIGHTS PLANS, POISON PILLS AND SIMILAR DEVICES
         Votes shall be cast on a CASE BY CASE basis for these proposals.

         The following factors will be included in the consideration in determining a voting position; i) the specific terms of the plan ii) sunset provisions or clauses permitting shareholders to revoke the provision iii) absence/existence of other takeover defenses iv) prior performance of management v) management's prior decisions with regard to mergers and acquisitions vi) the extent to which such merger and acquisition decisions are subject to Board and stockholder review vii) the medium and long term business plans of the company viii) the relationship of stock price to unrealized values and ix) the extent to which the corporation is perceived as a merger candidate. Since each situation can vary significantly, this list is intended to be representative but not limiting.

         G. STANDOFF PROPOSALS
         Votes shall be cast FOR proposals that are designed to prevent the corporation from being forced to engage in transactions with potentially disruptive shareholders. Votes shall be cast AGAINST proposals designed to prevent legitimate transactions to a corporate takeover.

         Standoff proposals which typically prohibit a corporation from engaging in transactions such as mergers, asset purchases or sales, unless the transaction is consented to by the board of directors or a supermajority of shareholders, can positively or negatively affect shareholder value depending on the circumstances and need to be evaluated on the unique circumstances.


IV.      COMPENSATION

         A. STOCK OPTION PLANS AND OTHER STOCK AND DEFERRED COMPENSATION ARRANGEMENTS
         Votes shall be cast FOR management sponsored plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the company's total issued and outstanding stock.

         Votes shall be cast FOR compensation plans whose participants include officers and directors, provided that such plans, alone or in conjunction with already existing plans, either i) are not structured so as to enable a control block of stock (10%) to be issued to such officers and directors or ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles such as golden parachutes in the event of a takeover.

             STOCK OPTIONS AWARDS:
         Shareholder proposals requiring performance-based stock options will be evaluated on a CASE BY CASE basis.

             TREATMENT OF STOCK OPTION AWARDS:
         We will vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a certain date.

             HOLDING PERIODS:
         We will vote FOR shareholder proposals asking companies to adopt full tenure holding periods for their executives, unless the company has already established some sort of holding period.

             FUTURE STOCK OPTION AWARDS:
         We will generally vote AGAINST shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive broad-based (non-approved) plans and is not acting to correct the situation.

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS):
         We will generally vote FOR Shareholder proposal requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

             EXTRAORDINARY BENEFITS:
         Votes  will be cast on a CASE  BY  CASE  basis  concerning  shareholder
         proposal  requiring   shareholder  approval  of  extraordinary  pension
         benefits for senior executives under the company's SERP.

             KEY COMMITTEE COMPOSITION:
         With respect to management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees, we will WITHHOLD votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. We will WITHHOLD votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.


V.       SOCIAL/POLITICAL ISSUES

         A. SOUTH AFRICA, ENVIRONMENTAL, DISCRIMINATION AND HEALTH ISSUES AND OTHER "SOCIAL PROPOSALS"
         Votes will be cast on a CASE BY CASE basis.

         SPSCM appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, SPSCM will review and vote on such social-oriented proposals in accordance with its legal responsibilities. In such review, SPSCM will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.


VI.      OTHER
         Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth above. Such proposals will be dealt with on a case by case basis.


Version dated 02/28/03